      As filed with the Securities and Exchange Commission on July 23, 2002


                                                     1933 Act File No. 333-90388

                                                     1940 Act File No. 811-21048

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2



  [X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


  [X]  PRE-EFFECTIVE AMENDMENT NO. 2


  [ ]  POST-EFFECTIVE AMENDMENT NO. ___

                                       AND

  [ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


  [X]  AMENDMENT NO. 6


                       AIM SELECT REAL ESTATE INCOME FUND
                Exact Name of Registrant as Specified in Charter

                 11 GREENWAY PLAZA, SUITE 100, HOUSTON, TX 77046
                     Address of Principal Executive Offices
                   (Number, Street, City, State and Zip Code)

                                 (800) 347-1919
               Registrant's Telephone Number, including Area Code

                                ROBERT H. GRAHAM
                 11 GREENWAY PLAZA, SUITE 100, HOUSTON, TX 77046
         Name and Address (Number, Street, City, State and Zip code) of
                               Agent for Service

                          COPIES OF COMMUNICATIONS TO:

        Ofelia Mayo, Esquire                      Martha J. Hays, Esquire
        A I M Advisors, Inc.              Ballard Spahr Andrews & Ingersoll, LLP
    11 Greenway Plaza, Suite 100              1735 Market Street, 51st Floor
         Houston, TX 77046                      Philadelphia, PA 19103-7599

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


================================================================================
                                         PROPOSED     PROPOSED
                                          MAXIMUM      MAXIMUM
                                         OFFERING     AGGREGATE     AMOUNT OF
  TITLE OF SECURITIES    AMOUNT BEING    PRICE PER    OFFERING     REGISTRATION
   BEING REGISTERED       REGISTERED       UNIT       PRICE(1)        FEE(2)
--------------------------------------------------------------------------------
Auction Rate
Preferred Shares
Series M ................   2,050         $25,000     $51,250,000      $4,715

Series W ................   2,050         $25,000     $51,250,000      $4,715

Series R ................   2,050         $25,000     $51,250,000      $4,715

Series F ................   2,050         $25,000     $51,250,000      $4,715



(1)  Estimated solely for the purpose of calculating the registration fee.



(2)  Previously paid.


      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

PROSPECTUS


[AIM LOGO]--REGISTERED TRADEMARK--
                                  $205,000,000

                       AIM SELECT REAL ESTATE INCOME FUND
               AUCTION RATE PREFERRED SHARES ("PREFERRED SHARES")

                         2,050 SHARES, SERIES M SHARES
                         2,050 SHARES, SERIES W SHARES
                         2,050 SHARES, SERIES R SHARES
                         2,050 SHARES, SERIES F SHARES

                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               ------------------
    Investment Objectives. AIM Select Real Estate Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company.

    - The Fund's primary investment objective is high current income.

    - The Fund's secondary investment objective is capital appreciation.

    Portfolio Contents.  Under normal market conditions, the Fund will invest:

    - at least 90% of its total assets in income-producing common stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (companies, including real estate investment trusts ("REITs"), that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and

    - at least 80% of its total assets in income-producing equity securities issued by REITs.

    In addition, the Fund may:

    - invest in non-investment grade securities, including non-investment grade debt securities (commonly known as "junk bonds"), as well as non-investment grade preferred and convertible preferred shares, although the Fund will not invest in non-investment grade securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade securities; and


    - use leverage, including by this offering of Preferred Shares.


(Continued on the following page)

    There can be no assurance that the Fund will achieve its investment objectives.
                               ------------------

     INVESTING IN PREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 20.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                               ------------------

                                                              PER SHARE      TOTAL
                                                              ---------   ------------
Public Offering Price                                          $25,000    $205,000,000
Sales Load(1)                                                  $   250    $  2,050,000
Proceeds to Fund(2) (before expenses)                          $24,750    $202,950,000

---------------

(1) For a description of all commissions and other compensation paid to the underwriters, see "Underwriting."
(2) Not including offering expenses payable by the Fund estimated to be $419,800.


    The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares, in book-entry form, through the facilities of the Depository Trust Company on or
about         , 2002.

                               ------------------

SALOMON SMITH BARNEY
                     MERRILL LYNCH & CO.
                                       A.G. EDWARDS & SONS, INC.
                                                     PRUDENTIAL SECURITIES

         , 2002

(Continued From Previous Page)

     Preferred Shares. The Fund is offering Series M, W, R and F Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share. The Preferred Shares have priority over the Fund's common shares as to distribution of assets as described in this prospectus. The Preferred Shares pay dividends at rates set at auctions from time to time. The initial dividend rate and day of the week on which the auction occurs is set forth below.


                                                          INITIAL     DAY OF AUCTION TO
                                                          DIVIDEND   DETERMINE SUBSEQUENT
                                                            RATE        DIVIDEND RATES
                                                          --------   --------------------
Series M................................................             Monday
Series W................................................             Wednesday
Series R................................................             Thursday
Series F................................................             Friday



     The initial rate period is from the date of issuance through          ,2002
for Series M shares,          , 2002 for Series W shares,          , 2002 for
Series R shares, and          ,2002 for Series F shares. Currently, the Fund
expects that auctions will be held weekly.


     You should carefully review the auction procedures described in this prospectus. The Preferred Shares may not be liquid since:

     - they are not listed for trading on a stock exchange;

     - you may buy or sell Preferred Shares only through a broker-dealer who has an agreement with the auction agent; and

     - broker-dealers are under no obligation to maintain a secondary market for the Preferred Shares.


     You should read this prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it
for future reference. A Statement of Additional Information, dated          ,
2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 50 of this prospectus, by calling 1-800-347-4246 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).


     The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               ------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Financial Highlights........................................   10
The Fund....................................................   11
Use of Proceeds.............................................   11
Capitalization..............................................   12
Portfolio Composition.......................................   12
The Fund's Investments......................................   12
Use of Leverage.............................................   17
Interest Rate Transactions..................................   18
Risks.......................................................   20
Management of the Fund......................................   27
Description of Preferred Shares.............................   29
The Auction.................................................   41
Description of Borrowings...................................   45
Description of Common Shares................................   45
Certain Provisions in the Declaration of Trust..............   46
Tax Matters.................................................   47
Custodian and Transfer Agent................................   48
Underwriting................................................   48
Legal Opinions..............................................   49
Available Information.......................................   49
Table of Contents of the Statement of Additional
  Information...............................................   50

                               PROSPECTUS SUMMARY


     This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and the Statement of Additional Information. Attachment A to the Statement of Additional Information consists of the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Auction Rate Preferred Shares (the "Statement") which sets forth the terms of the Preferred Shares. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Fund's Amended and Restated Declaration of Trust, which includes the Statement (the "Declaration").


THE FUND......................   AIM Select Real Estate Income Fund (the "Fund")
                                 is a recently organized, non-diversified, closed-end management investment company. See
                                 "The Fund." The Fund's common shares, $0.001 par value ("Common Shares"), are traded on the New York Stock Exchange under the symbol "RRE."
                                 See "Description of Common Shares." As of July
                                 17, 2002, the Fund had 39,907,001 Common Shares outstanding and net assets of $543,398,899.

THE OFFERING..................   The Fund is offering a total of 2,050 shares
                                 each of Series M, W, R and F at a purchase price of $25,000 per share. The Preferred
                                 Shares are being offered by the underwriters listed under "Underwriting." The designations
                                 "M," "W," "R" and "F" for the series of
                                 Preferred Shares indicate their anticipated weekly auction days of Monday, Wednesday, Thursday and Friday, respectively.

INVESTMENT OBJECTIVES.........   The Fund's primary investment objective is high
                                 current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund's investment objectives will be achieved. The Fund's investment objectives are fundamental and cannot be changed by the Fund's board of trustees without shareholder approval. See "The Fund's
                                 Investments."

INVESTMENT STRATEGIES.........   Under normal market conditions, the Fund will
                                 invest at least 90% of its total assets in income-producing common stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate
                                 Companies, including REITs. A "Real Estate
                                 Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate).

                                 At least 80% of the Fund's total assets will be invested under normal market conditions in income-producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. The Fund will primarily invest in Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents.

                                 The Fund may invest up to 20% of its total assets in U.S. Government obligations, as well as debt securities, including convertible debt securities, issued by Real Estate Companies.

                                 The preferred shares, convertible preferred shares and debt securities in which the Fund may invest are sometimes collectively referred to in this prospectus as "ratable securities." The Fund may invest in ratable securities that are below investment grade quality, including unrated securities determined by the Fund's investment adviser or subadviser to be of comparable quality. The Fund will not invest in non-investment grade ratable securities (including non-investment grade unrated securities) if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade ratable securities (including non-investment grade unrated securities).

                                 The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries.

                                 The Fund will not invest more than 10% of its total assets in illiquid securities. The Fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government.

                                 In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, or bonds or other debt securities. As a result, the Fund may not achieve its investment objective.

                                 The Fund may invest in interest rate swap or interest rate cap transactions in connection with the Fund's use of leverage. See "Use of Leverage" and "Interest Rate Transactions." The Fund may also purchase or sell futures or options on futures to hedge interest rate risks. See "The Fund's Investments" and "Risks."

USE OF LEVERAGE...............   The Fund attempts to increase returns to
                                 holders of Common Shares through the use of leverage. The Preferred Shares offered by this prospectus are considered leverage. The Fund may also use leverage through the issuance of commercial paper or notes and/or borrowing by the Fund (collectively, "Borrowings").

                                 The aggregate amount of Preferred Shares and/or Borrowings will not exceed 30% of the Fund's total assets at the time any such Preferred Shares or Borrowings are issued. Borrowings would have seniority over the Preferred Shares. Payments to the holders of Preferred Shares in liquidation or otherwise will be subject to the payment of all outstanding indebtedness, including Borrowings.

                                 Preferred Shares will have seniority over the Common Shares and the issuance of Preferred Shares will leverage the Fund's Common Shares.

INTEREST RATE TRANSACTIONS....   The use of leverage by the Fund will benefit
                                 holders of Common Shares to the extent that the cost of the leverage is less than the return generated by the Fund with the proceeds of the leverage.

                                 To reduce the risk that the cost of the
                                 leverage will exceed the return realized by the Fund on the leverage proceeds, the Fund intends to enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund may also purchase or sell futures contracts or options on futures contracts to hedge interest rate risks.

                                 In an interest rate swap, the Fund agrees to pay to the other party to the swap (which is known as the "counterparty") a fixed rate payment, and the counterparty agrees to pay to the Fund a variable rate payment. The variable rate payment is intended to approximate all or a portion of the Fund's dividend payment obligation on Preferred Shares or interest payment obligation any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap.

                                 In an interest rate cap, the Fund pays a premium to the counterparty to the cap. To the extent that a specified variable rate index exceeds a predetermined fixed rate, the Fund would receive from the counterparty payments of the difference based on the notional amount of such cap.

                                 If the counterparty to an interest rate swap or cap defaults, the Fund would remain obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, this default could adversely affect distributions made by the Fund to the holders of its Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, distributions to holders of its Common Shares may be adversely affected.

                                 If the Fund fails to maintain the required asset coverage on the outstanding Preferred Shares or fails to comply with the other covenants, the Fund may be required to redeem some or all of these shares. Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

                                 The Fund intends to segregate with its
                                 custodian, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund would not enter into any interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage. See "Interest Rate Transactions."

                                 The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates, and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

                                 The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. An option may be either a call option (giving the purchaser the right to buy) or a put option (giving the purchaser the right to sell) on the futures contract. The purchaser of the option has the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily. See "The Fund's Investments -- Investment Strategies -- Short Sales and Derivatives."

INVESTMENT ADVISER AND
SUBADVISER....................   A I M Advisors, Inc. ("AIM") is the Fund's
                                 investment adviser. AIM has acted as an
                                 investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 150 investment portfolios, including the Fund, encompassing a broad range of investment objectives.

                                 INVESCO Institutional (N.A.), Inc. ("INVESCO") is the Fund's subadviser. The real estate division of INVESCO commenced operations in 1983 and manages or provides advisory services in private real estate and publicly traded real estate securities.

                                 AIM and INVESCO are both subsidiaries of AMVESCAP, PLC ("AMVESCAP"), an international investment management company that manages more than $400 billion in assets worldwide as of March 31, 2002. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East. INVESCO is the North American institutional division of AMVESCAP.

                                 AIM receives an annual fee, payable monthly, in a maximum amount equal to 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"). AIM has contractually agreed to waive a portion of its annual management fees in the amount of 0.30% of average daily Managed Assets of the Fund for the first 5 full years of the Fund's operations, 0.20% in year 6 and 0.10% in year
                                 7. See "Management of the Fund."

                                 AIM pays a portion of its net management fee to INVESCO. See "Management of the Fund."

                                 The Fund's investment management fees and other expenses, including expenses incurred in the issuance of Preferred Shares and/or Borrowings, are paid by the Common Shareholders and not by holders of Preferred Shares. See "Use of Leverage."

TRADING MARKET................   The Preferred Shares are not listed on an
                                 exchange. Instead, you may buy or sell
                                 Preferred Shares at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the Fund's auction agent (a
                                 "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                 In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions. There is no assurance that a secondary market will develop, and if developed, it could be discontinued at any time. If developed, there is no assurance that any secondary market will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000.

                                 You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS, DIVIDEND PERIODS
AND AUCTIONS..................   "Dividend Periods" are periods of time
                                 established by the Fund for series of Preferred
                                 Shares during which dividends will accrue at a determined rate, usually the rate set at the preceding auction. Dividend Periods after the initial Dividend Period shall either be "Standard Rate Periods" (that is, 7 days) or, subject to certain conditions and with notice to holders of Preferred Shares, "Special Rate
                                 Periods" (periods other than 7 days). The
                                 "Auction Date" for a Dividend Period is
                                 normally the business day before the first day of the Dividend Period. The "Dividend Payment
                                 Date" is normally the first business day following the last day of a Dividend Period.

                                 The table below shows the first Auction Date for each series of Preferred Shares and the day on which each subsequent auction will normally be held for each series of Preferred Shares.


                                            SERIES                 FIRST AUCTION DATE*   SUBSEQUENT AUCTION DAY
                                            ------                 -------------------   ----------------------
                                            M....................                        Monday
                                            W....................                        Wednesday
                                            R....................                        Thursday
                                            F....................                        Friday


                                ------------------------------------------------


                                 * All dates are 2002.


                                 The table below shows the dividend rate for the initial Dividend Periods for the Preferred Shares. For subsequent Dividend Periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also paid every 7 days, on the related Dividend Payment Date. See "Description of Preferred
                                 Shares -- Dividends and Dividend
                                 Periods -- Determination of Dividend Rate" and "The Auction."

                                 The table below also shows the date from which dividends on Preferred Shares will accumulate at the initial rate, the Dividend Payment Date for the initial rate period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day.


                                                                   DATE      DIVIDEND
                                                                DIVIDENDS    PAYMENT    NUMBER OF
                                                                 START TO    DATE FOR    DAYS OF
                                                     INITIAL    ACCUMULATE   INITIAL     INITIAL    DIVIDEND
                                                     DIVIDEND   AT INITIAL   DIVIDEND   DIVIDEND    PAYMENT
                                             SERIES    RATE       RATE*      PERIOD*     PERIOD       DAY
                                             ------  --------   ----------   --------   ---------   --------
                                               M                                                    Tuesday
                                               W                                                    Thursday
                                               R                                                    Friday
                                               F                                                    Monday


                                ------------------------------------------------

                                 * All dates are 2002.


                                 As long as the Preferred Shares maintain a credit rating of "Aaa" from Moody's Investor Service, Inc. ("Moody's") and "AAA" from Standard & Poor's, a division of The McGraw Hill Companies ("S&P"), the Applicable Rate that results from an Auction will not be greater than 150% (the "Maximum Rate") of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more) at the close of last business on the business day before the related Auction Date. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Determination of Dividend Rate."


RATINGS.......................   It is a condition of the Underwriter's
                                 obligation to purchase Preferred Shares that the Preferred Shares are rated "Aaa" by Moody's and "AAA" by S&P.

RESTRICTIONS ON DIVIDENDS,
REDEMPTIONS AND OTHER
PAYMENTS......................   If the Fund issues any Borrowings that
                                 constitute senior securities representing indebtedness (as defined in the Investment
                                 Company Act of 1940 (the "1940 Act")), under the 1940 Act, the Fund would not be permitted to declare:

                                 - any dividend on Preferred Shares unless, at
                                   the time of such declaration (after giving effect to the dividend), asset coverage with respect to the Fund's Borrowings that constitute senior securities representing indebtedness, if any, would be at least 200%; or

                                 - any other distribution on any shares of
                                   beneficial interest, including Preferred
                                   Shares, or purchase or redeem any such shares unless, at the time of the declaration (after giving effect to such distribution, purchase or redemption), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness would be at least 300%.

                                 If the Fund issues Borrowings that are senior to Preferred Shares, the declaration or payment by the Fund of dividends or other distributions in respect of Preferred Shares may be prohibited under the terms of such Borrowings to the extent that there is an event of default under any such Borrowings. See "Description of Preferred Shares -- Restrictions on Dividends, Redemptions and Other Payments."

ASSET MAINTENANCE.............   To maintain its initial ratings with Moody's
                                 and S&P, the Fund must maintain certain classes of assets having an aggregated discounted market or fair value at least equal to a predetermined maintenance amount as of each date on which Moody's and S&P require the Fund to value its assets. Under the 1940 Act, the Fund also must maintain asset coverage for each outstanding class of senior equity securities of the Fund, including Preferred Shares, of at least 200% as of the last business day of each month. See "Description of Preferred
                                 Shares -- Rating Agencies and Asset
                                 Maintenance."

                                 The rates at which the Fund's assets must be discounted and other guidelines for calculating the discounted value of the Fund's portfolio for purposes of determining whether the Fund has satisfied the required maintenance amount (the "Discounted Value") have been established by Moody's and S&P in connection with the Fund's receipt from Moody's and S&P of initial credit ratings of "Aaa," and "AAA," respectively, with respect to Preferred Shares.


                                 The Fund estimates that on the date of original issue of the Preferred Shares, based on the composition of its portfolio as of July 17, 2002, after giving effect to the exercise of an over-allotment of 650,000 Common Shares on July
                                 17, 2002 and the                , 2002
                                 ($205,000,000) and the deduction of sales loads and estimated offering expenses for such shares ($2,469,800), the asset coverage for the Preferred Shares for purposes of the 1940 Act will be 364%.


                                 In addition, there may be additional asset coverage requirements imposed in connection with any Borrowings.


REDEMPTION....................   Although the Fund will not ordinarily redeem
                                 Preferred Shares, it may be required to redeem
                                 Preferred Shares if, for example,
                                 the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner.
                                 The Fund voluntarily may redeem Preferred
                                 Shares in certain circumstances. See
                                 "Description of Preferred Shares --
                                 Redemption."


LIQUIDATION PREFERENCE........   The liquidation preference of each series of
                                 Preferred Shares will be $25,000 per share. See
                                 "Description of Preferred Shares --
                                 Liquidation."


VOTING RIGHTS.................   Except as otherwise indicated, holders of
                                 Preferred Shares have one vote per share and vote together with holders of Common Shares as a single class.

                                 In connection with the election of the Fund's board of trustees, the holders of outstanding preferred shares, including Preferred Shares, shall be entitled, as a class, and to the exclusion of the holders of Common Shares and all other securities and classes of beneficial interest, to elect two trustees of the Fund. The holders of outstanding Common Shares and preferred shares, including Preferred Shares, voting together as a single class, shall elect the balance of the trustees.

                                 If, however, at the close of business on any dividend payment date, accumulated dividends (whether or not earned or declared) on outstanding Preferred Shares equal to at least two full years' dividends are due and unpaid, then holders of the Preferred Shares, together with the holders of any other outstanding preferred shares, will have the right to elect a majority of the trustees of the Fund. If the Fund thereafter shall pay or otherwise provide for payment of all dividends that are in arrears on the Preferred Shares, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares together with the holders of any other outstanding preferred shares will then terminate automatically. See "Description of Preferred Shares -- Voting Rights."

FEDERAL INCOME TAXES..........   Distributions with respect to Preferred Shares
                                 will generally be subject to U.S. federal income taxation. Because the Fund's portfolio income will consist principally of dividend income from REITs, which are not eligible for a dividends received deduction, corporate investors in Preferred Shares generally will not be entitled to the 70% dividends received deduction. The Internal Revenue Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common
                                 Shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See "Tax
                                 Matters."

SPECIAL RISK CONSIDERATIONS...   Risk is inherent in all investing. Therefore,
                                 before investing you should consider certain risks carefully when you invest in the Fund.
                                 The primary risks of investing in Preferred
                                 Shares are:

                                 - if an auction fails you may not be able to
                                   sell some or all of your shares;

                                 - because of the nature of the market for
                                   Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                 - a rating agency could downgrade the Preferred
                                   Shares, which could affect liquidity, if any;

                                 - the Fund may be forced to redeem your shares
                                   to meet regulatory or rating agency
                                   requirements or may voluntarily redeem your shares in certain circumstances;

                                 - in certain circumstances the Fund may not
                                   earn sufficient income from its investments to pay dividends;

                                 - Preferred Shares will be junior to any
                                   Borrowings;

                                 - any Borrowings may constitute a substantial
                                   lien and burden on Preferred Shares by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

                                 - if the Fund leverages through Borrowings, the
                                   Fund may not be permitted to declare
                                   dividends or other distributions with respect to Preferred Shares or purchase Preferred Shares unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default;

                                 - if interest rates rise, the value of the
                                   Fund's investment portfolio will decline, reducing the asset coverage for the Preferred Shares;

                                 - the Fund may invest up to 20% of its total
                                   assets in securities that are below
                                   investment grade quality, which are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and principal;


                                 - the Fund is a non-diversified management
                                   investment company and therefore may be more susceptible to any single corporate, economic, political or regulatory occurrence;


                                 - the Fund concentrates its assets in the real
                                   estate industry, and is more susceptible to insurance, leverage, environmental and other factors affecting Real Estate Companies.

                                 For additional general risks of investing in Preferred Shares, see "Risks" below.

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on May 31, 2002 until June 30, 2002. Since the Fund was recently organized and commenced operations on May 31, 2002, a substantial portion of the Fund's portfolio was held in temporary investments pending investment in long-term securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performances.


                                                               MAY 31 -- JUNE 30, 2002
                                                               -----------------------
                                                                     (UNAUDITED)
Per Share Operating Performance:
  Net asset value, beginning of period......................          $  14.33
Income from investment operations:
  Net investment income.....................................              0.09
                                                                      --------
  Net gains or losses on securities (both realized and
     unrealized)............................................              0.27
                                                                      --------
       Total from investment operations.....................              0.36
                                                                      --------
Less:
  Offering costs charged to paid-in capital on common
     shares.................................................             (0.03)
                                                                      --------
  Dilutive effect of common share offering..................             (0.01)
                                                                      --------
Net asset value, end of period(a)...........................          $  14.65
                                                                      ========
Per share market value, end of period.......................          $  15.02
                                                                      --------
Total return on net asset value(b)(c).......................              2.23%
                                                                      --------
Total investment return on market value(b)(c)...............              0.13%
                                                                      --------

Ratios/Supplemental Data:
  Net assets, end of period (in thousands)..................          $575,308
                                                                      --------
  Ratio of expenses to average net assets:
     Without fee waivers and expense reimbursement(d).......              1.26%
                                                                      --------
     With fee waivers and expense reimbursement(d)..........              0.86%
                                                                      --------
  Ratio of net investment income to average net assets(d)...              7.11%
                                                                      --------
  Portfolio turnover rate...................................                 0%
                                                                      --------


---------------


(a) The Fund's net asset value immediately after the closing of its initial public offering of Common Shares was $14.30.



(b) Not annualized.



(c) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purpose of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.



(d) Ratios are annualized and based on average daily net assets attributable to common shares of $529,898,848.

                                    THE FUND


     The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware business trust on March 11, 2002 pursuant to the Declaration, which is governed by the laws of the State of Delaware. On May 31, 2002 the Fund issued an aggregate of 36,250,000 Common Shares of beneficial interest, pursuant to the initial public offering thereof. On June 27, 2002, the Fund issued an additional 3,000,000 Common Shares in connection with a partial exercise by the underwriters of the over-allotment option. In addition, on July 17, 2002, the Fund issued an additional 650,000 Common Shares in connection with the final exercise by the underwriters of the over-allotment option. The Fund's Common Shares are traded on the New York Stock Exchange under the symbol "RRE." The Fund's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and its telephone number is (800) 347-1919.


     The following provides information about the Fund's outstanding shares as of July 17, 2002:

                                                                 AMOUNT HELD
                                                    AMOUNT     BY THE FUND OR      AMOUNT
TITLE OF CLASS                                    AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
--------------                                    ----------   ---------------   -----------
Common Shares...................................  unlimited           0          39,907,001
Preferred Shares, Series M......................  unlimited           0                   0
Preferred Shares, Series W......................  unlimited           0                   0
Preferred Shares, Series R......................  unlimited           0                   0
Preferred Shares, Series F......................  unlimited           0                   0

                                USE OF PROCEEDS

     The net proceeds of this offering of Preferred Shares will be approximately $202,530,200 after payment of the sales load and estimated offering costs.

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the proceeds of the offering within 30 to 60 days after the completion of the offering. The Fund's actual investment timetable will depend on the availability of such investments and other market conditions. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market investments, including shares of affiliated money market funds.

                                 CAPITALIZATION

CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of June 30, 2002 and as adjusted to give effect to the issuance of 650,000 Common Shares on July 17, 2002, as well as the issuance of the Preferred Shares offered hereby.


                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
                                                                      (UNAUDITED)
SHAREHOLDERS' EQUITY:
Preferred Shares, $25,000 stated value per share, at
  liquidation value; unlimited shares authorized (no shares
  issued and 8,200 shares issued, as adjusted,
  respectively).............................................  $         --   $205,000,000
Common Shares, $0.001 par value per share; unlimited shares
  authorized, (39,257,001 shares outstanding and 39,907,001
  shares outstanding, as adjusted, respectively*)...........        39,257         39,907
Paid-in surplus**...........................................   561,139,783    567,961,083
Balance of undistributed net investment income..............     2,480,436      2,480,436
Accumulated net realized gain from investment
  transactions..............................................       351,751        351,751
Net unrealized appreciation of investments..................    11,296,488     11,296,488
                                                              ------------   ------------
Net assets..................................................  $575,307,715   $787,129,665
                                                              ============   ============


---------------

 * None of these outstanding shares are held by or for the account of the Fund.

** As adjusted paid-in surplus reflects the proceeds of the issuance of 650,000
   Common Shares ($9,311,250) less $0.001 par value per Common Share ($650) and the offering costs of $.03 per Common Share ($19,500) as well as a reduction for the sales load and estimated offerings costs of Preferred Shares issuance ($2,469,800).

                             PORTFOLIO COMPOSITION

     As of June 30, 2002, 96% of the Fund's net assets were invested in long-term equity securities and 4% of the Fund's net assets were invested in money market funds.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are fundamental and may not be changed by the Fund's board of trustees without the approval of shareholders.

INVESTMENT STRATEGIES

     Concentration. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy cannot be changed without shareholder approval. See "-- Fundamental Investment Policies."

     Real Estate Companies. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies, including REITs. A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.

     Substantially all of the equity securities of Real Estate Companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. At least 90% of the Fund's investments will be in securities of U.S. issuers located in the U.S. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries. The Fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government, nor will it invest in securities of Real Estate Companies that are controlled by AMVESCAP or its affiliates.

     The Fund may invest up to 20% of its total assets in U.S. Government obligations, as well as debt securities, including convertible debt securities, issued by Real Estate Companies.

     REITs. At least 80% of the Fund's total assets will be invested under normal market conditions in income producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund may invest up to 10% of its total assets in any combination of Mortgage REITs and Hybrid REITs.

     REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

     Common Stocks and Shares, Preferred Shares and Convertible Preferred Shares. It is the Fund's intention to initially invest approximately:

     - 60% to 70% of its total assets in common stocks and shares issued by Real Estate Companies;

     - 30% to 40% of its total assets in preferred shares issued by Real Estate Companies; and

     - up to 5% of its total assets in convertible preferred shares issued by Real Estate Companies.

     The actual percentage of common, preferred and convertible preferred shares, rights and warrants, U.S. Government obligations and debt securities in the Fund's portfolio may vary over time based on INVESCO's assessment of market conditions.

     Preferred shares pay fixed or floating rate dividends to investors and have a "preference" over common shares in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. Preferred shareholders of REITs usually have no right to vote for trustees or on other matters.

     U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.


     Lower Rated Securities. The Fund may invest in non-investment grade quality ratable securities, or unrated securities determined by INVESCO to be of comparable quality. Non-investment grade quality ratable securities are those that have received a rating lower than Baa or BBB by Moody's or S&P, respectively. The Fund will not invest in non-investment grade ratable securities (including non-investment grade unrated securities) if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade ratable securities (including non-investment grade unrated securities). In the event that a downgrade of one or more investment grade quality ratable securities causes the Fund to exceed this 20% limit, the Fund's portfolio managers will determine, in their discretion, whether to sell any non-investment grade ratable securities to reduce the percentage to below 20% of the Fund's total assets. It is possible, therefore, that the value of non-investment grade ratable securities could exceed 20% of the Fund's total assets for an indefinite period of time. INVESCO will monitor the credit quality of the Fund's ratable securities.


     Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Debt securities that are below investment grade quality are commonly referred to as junk bonds. The Fund may only invest in non-investment grade securities that are rated CCC or higher by S&P or rated Caa or higher by Moody's, or unrated securities determined to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Attachment B of the Statement of Additional Information.

     Illiquid Securities. The Fund will not invest more than 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The board of trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The board of trustees has delegated to AIM and INVESCO the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the board of trustees has directed AIM and INVESCO to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

     Illiquid securities will be priced at fair value as determined in good faith by the board of trustees or its delegate. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its total assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.


     As discussed below under "Interest Rate Transactions," to the extent the Fund is entitled to receive net payments under any swap transaction, the Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.


     Short Sales and Derivatives. The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this prospectus in connection with interest rate swap and interest rate cap transactions, futures and options on futures. See "Use of Leverage" and "Interest Rate Transactions."

     The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates, and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

     The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily.

     Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

     Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which AIM serves as the investment adviser ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

     The Fund has adopted procedures pertaining to its investment in Affiliated Money Market Funds, which procedures may be modified and amended from time to time by the Fund's board of trustees. Under the procedures, cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. To ensure compliance with this policy, AIM monitors and records daily, and reviews weekly, net returns of comparable overnight investment vehicles, which currently include the Bloomberg repurchase agreement and overnight G.E. commercial paper, as well as the net returns of the Affiliated Money Market Funds. If

AIM determines that investments in Affiliated Money Market Funds have produced for a period of 30 consecutive business days a lower net return than that available from investments in alternative overnight instruments, the next business day AIM will specifically consider and determine whether cash reserves should be invested in such alternative overnight instruments. AIM reports quarterly to the board of trustees of the Fund regarding its investment of cash reserves in Affiliated Money Market Funds. In addition, before approving any advisory contract for the Fund, the board of trustees, including a majority of the disinterested trustees, shall consider to what extent, if any, the advisory fees charged to the Fund by AIM should be reduced for any reduced services provided to the Fund by AIM as a result of the Fund's cash reserves being invested in Affiliated Money Market Funds. Shares of Affiliated Money Market Funds sold to the Fund will not be subject to a sales load, redemption fee, asset-based distribution fee or service fee, or if the shares are subject to any such fee, AIM will waive its advisory fee for the Fund in an amount that offsets the amount of the fee incurred by the Fund.

     Securities Lending. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in Affiliated Money Market Funds, subject to the procedures discussed above under "Cash Positions." The Fund will not lend portfolio securities representing more than one-third of its total assets.

     Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

     Portfolio Turnover. The Fund may engage in portfolio trading when AIM and INVESCO consider it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of AIM or INVESCO, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

FUNDAMENTAL INVESTMENT POLICIES


     The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Shares and preferred shares, including Preferred Shares, voting as a single class. In addition, changes to the Fund's fundamental investment policies that require the approval of shareholders under Section 13(a) of the 1940 Act also require the separate approval of the holders of a majority of the outstanding preferred shares, including Preferred Shares, if any, voting as a separate class. A "majority of the outstanding" shares means
(i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See "Investment Objectives" and "Investment Policies and Techniques" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Preferred Shares" and "Certain Provisions in the Declaration of Trust" in the Statement of Additional Information and the Statement for additional information with respect to the voting rights of holders of Preferred Shares.


     The Fund may become subject to guidelines which are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from S&P and Moody's on the Preferred Shares. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objectives.

INVESTMENT PHILOSOPHY

     INVESCO began managing real estate security portfolios in July, 1988 and believes that over the long-term, a real estate security's performance will be determined by: 1) property market cycles; 2) quality of real estate assets; and
3) expertise of the management team. INVESCO combines fundamental real estate market and property analysis with a disciplined securities selection process. INVESCO compares current equity valuation levels relative to long-term norms, the value of the underlying real estate assets, and management's proven ability to produce high returns in the construction of the Fund's portfolio.

INVESTMENT PROCESS

     INVESCO's investment process is team oriented and relies upon seasoned securities and real estate professionals. The investment team is composed of three portfolio managers and three analysts that are exclusively focused on investing and analyzing real estate securities. Each purchase and sell decision is arrived at by consensus of the three portfolio managers. Each analyst is teamed with a portfolio manager to provide research coverage of the various property types. See "Management of the Fund -- Investment Adviser and Subadviser."

     INVESCO focuses its analytical efforts on equity REITs. Each REIT is analyzed as a security using fundamental research and pricing components to identify attractively priced securities of companies with relatively favorable long-term prospects. Some of the fundamental factors that are evaluated in screening potential investments for the Fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, asset quality, management depth and skill, corporate governance, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage rations. The resources available to portfolio managers and analysts managing the Fund include in-house property market research, Wall Street analysts, and various industry reports. Portfolio managers and analysts meet with REIT management and tour properties on a regular basis to identify firms that demonstrate favorable prospects for dividend growth. The investment team participates in quarterly earnings conference calls with management and regularly updates their own outlook for earnings and investment potential of securities within the investment universe.

     INVESCO's market and company research endeavors to focus investment efforts on those firms that demonstrate favorable prospects for satisfactory levels of dividend growth and coverage, earnings growth, balance sheet flexibility and ample debt service capacity. The firms with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that INVESCO focuses on include: dividend yield, earnings growth, earnings consistency, estimate revisions, assets to price, and cash flow to price. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. INVESCO will also consider the relative liquidity of each security in the construction of the Fund.

     In order to control risk, INVESCO will endeavor to maintain a portfolio with exposure to as many different securities representing major property types and geographic areas as possible. However, INVESCO's stock selection disciplines and fundamental real estate market and property type analyses may lead INVESCO to overweight or underweight particular property types and/or geographic regions from time to time.

                                USE OF LEVERAGE

     The Preferred Shares will have seniority over the Common Shares. The issuance of the Preferred Shares will leverage the Fund's Common Shares because it will increase the capital base on which the Fund can earn a return beyond the Fund's initial capital contribution from the offering of the Common Shares. The Fund may also use leverage through the issuance of commercial paper or notes and/or borrowing, which would have seniority over Preferred Shares and Common Shares. The maximum leverage that the Fund may employ is an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing. There is no assurance that the Fund's leveraging strategy will be successful.

     Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities," to (ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness, and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

     In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. The Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.

     As long as Preferred Shares are outstanding, two of the Fund's trustees will be elected by the holders of preferred shares, including Preferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and preferred shares, including Preferred Shares, voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, if the Fund has any outstanding Borrowings, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of trustees of the Fund.

     The Fund may be subject to certain restrictions imposed either by guidelines of one or more rating agencies which issue ratings for Preferred Shares. See "Description of Preferred Shares -- Rating Agencies and Asset Maintenance." These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede AIM or INVESCO from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

                           INTEREST RATE TRANSACTIONS

     In connection with the Fund's use of leverage through its sale of Preferred Shares or any Borrowings, the Fund intends to enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate payment obligation on Preferred Shares or any variable rate Borrowing. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent the Fund is required to make net payments, the Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. To the extent that the Fund is entitled to receive net payments, the Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Fund. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline, and could thus result in a decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce net earnings of the Fund if it must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings if the Fund receives net payments from the counterparty. The Fund has no current intention of entering into swaps or caps other than as described in this prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Preferred Shares or interest payments on Borrowings.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that AIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, AIM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

     The Fund may choose or be required to redeem some or all Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

     The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. See "The Fund's
Investments -- Investment Strategies -- Short Sales and Derivatives."

                                     RISKS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES


     Interest Rate Risk. The Fund issues Preferred Shares, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on Preferred Shares may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares from the Fund's income would be jeopardized. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. In addition, if long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for Preferred Shares.


     Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."


     Secondary Market Risk. You may not be able to sell any or all of your Preferred Shares between auctions, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Rate Period (a rate period other than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.



     Ratings and Asset Coverage Risk. While Moody's and S&P assign ratings of "Aaa," and "AAA," respectively, to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade the Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares. See "Description of Preferred Shares -- Rating Agencies and Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.


     Income Risk. The Fund's income is based primarily on the income it earns from its investments, which vary widely over the short- and long-term. If the Fund's income drops, over time the Fund's ability to make dividend payments with respect to Preferred Shares from the Fund's income may be impaired. See "-- General Risks of Investing in the Fund" below for the general risks affecting the Fund.


     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. See "-- General Risks of Investing in the Fund" below.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on Preferred Shares unless it satisfies certain conditions. See "Description of Preferred Shares -- Restrictions on Dividends, Redemptions and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem Preferred Shares if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax Matters" in the Statement of Additional Information.


     Leverage Risk. The Fund may employ financial leverage for investment purposes in an aggregate amount of up to 30% of its total assets (including the proceeds from such financial leverage) at the time of issuance of such leverage. In addition to issuing Preferred Shares, the Fund may make use of financial leverage through borrowing, including the issuance of commercial paper or notes.



     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), including any Borrowings, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after issuance of any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities representing indebtedness, including any Borrowings. Immediately after the issuance of Preferred Shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal to 200% of the aggregate value of any senior securities representing indebtedness, including any Borrowings, and the liquidation preference of any Preferred Shares.



     Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.


     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on Preferred Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of Preferred Shares -- Restrictions on Dividends, Redemptions and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.


     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage up to 30% of the Fund's total assets at the time of issuance of such additional leverage.


     Because the management fee paid by the Fund to AIM will be calculated on the basis of total managed assets, the fee will be higher when leverage is utilized, giving AIM (and indirectly INVESCO, which receives from AIM a percentage of the management fee received by AIM) an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

LIMITED OPERATING HISTORY

     The Fund is recently organized and has a limited operating history.

INVESTMENT RISK

     An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

INTEREST RATE RISK

     Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. Government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of the Fund will tend to decline if market interest rates rise. Preferred Shares and debt securities are generally more sensitive to changes in interest rates than the Fund's Common Shares.

     The Fund intends to utilize leverage, which magnifies the interest rate risks. See "Leverage Risk." The Fund will use swaps, caps, futures contracts and options on futures contracts to help control interest rate risks. See "The Fund's Investments -- Investment Strategies -- Short Sales and Derivatives" and "Interest Rate Transactions."

RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

     The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

     - declines in the value of real estate

     - general and local economic conditions

     - unavailability of mortgage funds

     - overbuilding

     - extended vacancies of properties

     - increased competition

     - increases in property taxes and operating expenses

     - changes in zoning laws

     - losses due to costs of cleaning up environmental problems

     - liability to third parties for damages resulting from environmental problems

     - casualty or condemnation losses

     - limitations on rents

     - changes in neighborhood values and the appeal of properties to tenants

     - changes in interest rates

     As a result of these factors, the value of the Fund's assets may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries. The value of the Fund's assets will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

     Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

     As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

     Other factors may contribute to the riskiness of real estate investments.

     Insurance Issues. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

     Financial Leverage. Real Estate Companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

     In addition, a Real Estate Company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

     Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the amount available to make distributions on its shares could be reduced.

     Smaller Companies. Even the larger Real Estate Companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than -- and at times will perform differently from -- large company shares such as those found in the Dow Jones Industrial Average.

     Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a Real Estate Company which purports to be a REIT but which fails to qualify as a REIT under the Code. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their dividends.

     Other Risks. No assurances can be given that the market prices and valuations of securities of Real Estate Companies will be maintained at their current levels.

INTEREST RATE TRANSACTIONS RISK

     The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

RISKS OF FUTURES AND OPTIONS ON FUTURES

     The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

     - Successful use of hedging transactions depends upon AIM's or INVESCO's ability to correctly predict the direction of changes in interest rates. While AIM and INVESCO are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     - There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

     - Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

     - There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

     - There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

     Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

     The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

NON-DIVERSIFIED STATUS

     Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." To help control this risk, the Fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government. Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws. See "Tax Matters."

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Preferred Shares and distributions can decline.

TERRORISM

     The terrorist attacks on September 11, 2001 and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Higher insurance costs may adversely affect Real Estate Companies and certain Real Estate Companies may be unable to obtain certain kinds of insurance. Future terrorist attacks could have an adverse impact on Fund service providers and may affect the Fund's operations.

FOREIGN SECURITY RISK

     The prices of foreign securities may be affected by factors not present in U.S. markets, including:

     - Currency exchange rates. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     - Political and economic conditions. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

ANTI-TAKEOVER PROVISIONS

     The Fund's Declaration and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Certain Provisions in the Declaration of Trust."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The overall management of the business and affairs of the Fund is vested in the board of trustees. The board of trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund is delegated to the officers of the Fund and to AIM, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the board of trustees. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

INVESTMENT ADVISER AND SUBADVISER

     AIM serves as the Fund's investment adviser and is responsible for its day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As described below, AIM has delegated primary responsibility for overseeing the day-to-day management of the Fund to INVESCO, the Fund's subadviser. AIM is responsible for the selection and ongoing monitoring of the subadviser, the Fund's cash management, and the execution and monitoring of the Fund's swaps and caps.

     AIM has acted as an investment adviser since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 150 investment portfolios, including the Fund, encompassing a broad range of investment objectives. AIM serves more than 9.3 million shareholders and had $158 billion in assets under management as of March 31, 2002.

     INVESCO is the subadviser to the Fund and is registered as an investment adviser with the SEC. INVESCO is the North American institutional division of AMVESCAP. INVESCO Realty Advisors, the real estate division of INVESCO, commenced operations in 1983 and, together with its affiliates, manages or provides advisory services on over $8.94 billion in private real estate and publicly traded real estate securities as of March 31, 2002. Its address is One Lincoln Centre, Suite 700, 500 LBJ Freeway/LB2, Dallas, Texas 75240.

     AIM and INVESCO are both subsidiaries of AMVESCAP, an international investment management company that manages more than $400 billion in assets worldwide as of March 31, 2002. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East.

     INVESCO provides a continuous investment program for the Fund, including investment research and management, with respect to the Fund's securities and investments. INVESCO determines from time to time what securities or other investments will be purchased, retained or sold, and the brokers and dealers through whom trades will be executed. A team of three full-time INVESCO professionals, working together as the Fund's co-portfolio managers since the Fund's commencement of operations on May 31, 2002, is primarily responsible for overseeing the day-to-day operations of the Fund:

     Joe V. Rodriguez, Jr. has been a portfolio manager with INVESCO since 1994 and Director of Real Estate Securities Management of INVESCO since 1996. Mr. Rodriguez is the head of real estate securities for INVESCO. He was a Certified Financial Planner (CFP) and has 19 years of investment experience. Mr. Rodriguez joined INVESCO in 1990.

     James W. Trowbridge has been a portfolio manager and a member of the U.S. Real Estate Securities Portfolio Management Team since 1994. He has over 27 years of real estate investment experience for major institutional investors. He specializes in analyzing market and property level supply and demand relationships and evaluating REIT company strategic direction and management. Mr. Trowbridge joined INVESCO in 1989.

     Mark D. Blackburn, CFA, CPA, has been a portfolio manager and a member of the U.S. Real Estate Securities Portfolio Management and Research Team since 1998. His current duties are as a Portfolio Manager and Director of Securities Research in the real estate securities business. Mr. Blackburn has approximately 15 years of experience in institutional investing and risk management along with background in evaluating the high-yield and convertible securities markets. He joined INVESCO in 1998, prior to which he was Senior Analyst and Associate Director of Research at Southwest Securities, since 1996.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to a Master Investment Advisory Agreement between AIM and the Fund, the Fund has agreed to pay AIM an annual management fee for the services and facilities provided by AIM of 0.90% of the Fund's average daily Managed Assets (which includes assets attributable to Preferred Shares and the principal amount of Borrowings), payable on a monthly basis.

     For the first seven (7) years of the Fund's operation, AIM has agreed to waive a portion of its management fee in the amounts, and for the time periods, set forth below:

                                                        FEE WAIVER            FEE WAIVER
                                                     (AS A PERCENTAGE     (AS A PERCENTAGE OF
                                                     OF AVERAGE DAILY   NET ASSETS ATTRIBUTABLE
WAIVER PERIOD(1)                                     MANAGED ASSETS)       TO COMMON SHARES)
----------------                                     ----------------   -----------------------
Year 1.............................................        0.30%                 0.43%
Year 2.............................................        0.30                  0.43
Year 3.............................................        0.30                  0.43
Year 4.............................................        0.30                  0.43
Year 5.............................................        0.30                  0.43
Year 6.............................................        0.20                  0.29
Year 7.............................................        0.10                  0.14

---------------

(1) From May 31, 2002, the commencement of operations, through 6/30/03, and then yearly thereafter.

     Pursuant to a Master Sub-Advisory Contract between AIM and INVESCO, INVESCO will receive from AIM 50% of the management fee paid to AIM by the Fund (net of the waivers and reimbursements described above).

     In addition to the fee paid to AIM, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with AIM), custodian, transfer agency and dividend disbursing expenses, rating agency fees, legal fees, expenses of independent auditors, expenses of registering and qualifying shares for sale, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses in connection with any Borrowings, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, amendments to the Fund's registration statement, membership in investment company organizations, and taxes, if any.

     The Fund's investment management fees and other expenses, including expenses incurred in the issuance of Preferred Shares and Borrowings, are paid only by the Common Shareholders, and not by holders of Preferred Shares. See "Use of Leverage."

                        DESCRIPTION OF PREFERRED SHARES

     The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Statement, and to the Auction Agency Agreement and the Broker Dealer Agreements.

GENERAL

     The Fund's Declaration authorizes the issuance of an unlimited number of preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the board of trustees without the approval of holders of Common Shares. The initial number of shares of Series M, Series W, Series R and Series F that have been authorized for issuance by the board of trustees is 2,050, 2,050, 2,050 and 2,050, respectively. Subject to certain conditions, the Fund's board of trustees may, in the future, authorize the issuance of additional preferred shares, including additional Preferred Shares, with the same preferences, rights and powers as the Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share. The Preferred Shares when issued and sold through this offering (i) will be fully paid and non-assessable, (ii) will not be convertible into Common Shares or other capital shares of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The Preferred Shares will be subject to optional and mandatory redemption as described below under "Redemption."

     Holders of Preferred Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company ("DTC") will initially act as Securities Depository for the Agent Members with respect to the Preferred Shares.

     The Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Preferred Shares outside of an Auction, so long as the Fund is current in the payment of dividends on the Preferred Shares and on any other capital shares of the Fund ranking on a parity with Preferred Shares with respect to the payment of dividends or upon liquidation, and the Fund meets certain asset coverage requirements.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of Preferred Shares will be entitled to receive, when, as and if declared by the board of trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," and no more, payable on the respective dates set forth below. Dividends so declared and payable will be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     All monies paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Preferred Shares. Each dividend will be paid by the Paying Agent to the holders of Preferred Shares as their names appear on the share ledger or share records of the Fund, which holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of Preferred Shares as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the board of trustees. Any dividend payment made on any series of Preferred Shares will first be credited against the earliest accumulated but unpaid dividends on such series. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "Default Period" below.

     The amount of dividends per Preferred Share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such Preferred Share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by the liquidation preference, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per Preferred Share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the date of original issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of this Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.


     The initial Dividend Period for Preferred Shares will be    ,   ,   and
days for Series M, Series W, Series R and Series F, respectively. Dividend Periods after the initial Dividend Period will either be Standard Rate Periods (that is, 7 days) or, subject to certain conditions and with notice to holders of Preferred Shares, Special Rate Periods (periods other than 7 days). The designations "M," "W," "R" and "F" for the series of Preferred Shares indicate their anticipated weekly auction days of Monday, Wednesday, Thursday and Friday, respectively.


     Dividends will accumulate at the Applicable Rate from the date of original issue of the Preferred Shares and will be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days, Dividend Payment Dates will occur on the first business day following such Dividend Period and, if greater than 30 days, then on a monthly basis on the first business day of each month within such Dividend Period and on the first business day following the last day of such Dividend Period. Dividends will be paid by the Paying Agent on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from Auction will not be greater than the Maximum Rate. The Maximum Rate is the applicable percentage of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")) set forth below based on the lower of the credit ratings assigned to the Preferred Shares by S&P or Moody's.

     MOODY'S CREDIT RATING              S&P CREDIT RATING              APPLICABLE PERCENTAGE
     ---------------------              -----------------              ---------------------
         aa3 or Above                     AA- or Above                         150%
           a3 to a1                         A- to A+                           175%
         baa3 to baa1                     BBB- to BBB+                         250%
          Below baa3                       Below BBB-                          275%

     The Maximum Rate is subject to upward but not downward adjustment in the discretion of the board of trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

     The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     The All Hold Order Rate will apply automatically following an Auction in which all of the outstanding Preferred Shares are subject to (or are deemed to be subject to) Hold Orders. The All Hold Order Rate is 80% of the applicable AA Composite Commercial Paper Rate.

     Prior to each Auction, Broker-Dealers will notify potential holders of Preferred Shares regarding submission of orders. After each auction, on the Auction Date, Broker-Dealers will notify holders of Preferred Shares of the results of the Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of Preferred Shares; provided, however, that no such designation is necessary for a Standard Rate Period and that any designation of a Special Rate Period will be effective only if (i) notice thereof has been given as provided in the Statement, (ii) any failure to pay in the timely manner to the Paying Agent the full amount of any dividend on, or the redemption price of, Preferred Shares has been cured as set forth under "-- Default Period,"
(iii) Sufficient Clearing Bids existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund has mailed a Notice of Redemption (as defined below) with respect to any Preferred Shares, as described under

"-- Redemption" below, the Redemption Price (as defined below) with respect to such Preferred Shares has been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate (as defined below) to each rating agency which is then rating the Preferred Shares and so requires.

     If the Fund proposes to designate any Special Rate Period, not fewer than 7 business days (or two business days in the event the duration of the Dividend Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 business days prior to the first day of such Special Rate Period, notice will be
(i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice will state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second business day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period in which latter event the succeeding Dividend Period will be a Standard Rate Period.

     No later than 3:00 p.m., New York City time, on the second business day next preceding the first day of any proposed Special Rate Period, the Fund will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second business day next preceding the first day of such proposed Special Rate Period, the Fund will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular series of Preferred Shares will commence on any Dividend Payment Date or Mandatory Redemption Date that the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time (with respect to dividends) or 1:00 p.m., New York City time (with respect to redemptions), (A) the full amount of any dividend on that series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date (the "Redemption Date") fixed for redemption (a "Redemption Default" and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default will end on the business day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period applicable to that series of Preferred Shares. No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three business days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series of Preferred Shares. The Default Rate will be equal to the Reference Rate multiplied by three (3).

     Distributions to Common Shares. Subject to the foregoing, and any requirements of Delaware law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on Preferred Shares, the Fund intends to distribute such net investment income to the holders of the Common Shares. The term "net investment income" includes interest, dividends, net short-term capital gains and other income received or accrued, less the advisory fee, bank custodian charges, taxes and other expenses properly chargeable against such income. Net investment income generally does not include net capital gains, dividends paid in shares of stock, transfer taxes, taxes on net capital gains, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gain (defined as the excess of net long-term capital gain over net short-term capital loss) annually to the holders of the Common Shares, subject to the prior rights of the holders of Preferred Shares and subject to the foregoing and any requirements of Delaware law. However, for federal income tax purposes, the Fund will designate annually the capital gain dividends paid to holders of Preferred Shares and Common Shares in proportion to the total dividends paid on each class of Shares during or with respect to such year. It is expected that the Fund will distribute returns of capital to the holders of the Fund's Common Shares.

RESTRICTIONS ON DIVIDENDS, REDEMPTIONS AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to Preferred Shares unless, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on any shares of beneficial interest, including Preferred Shares, or purchase or redeem any such shares unless at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness would be at least 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of shares of beneficial interest, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     If the Fund issues Borrowings that are senior to Preferred Shares, the declaration or payment by the Fund of dividends or other distributions in respect of Preferred Shares may be prohibited under the terms of such Borrowings to the extent that: (i) there is an event of default under any such Borrowings; (ii) immediately after such transaction, the Fund would not have eligible portfolio holdings with an aggregate discounted value at least equal to any asset coverage requirements associated with such Borrowings; or
(iii) the Fund has not redeemed the full amount of such Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon failure to pay accumulated dividends (whether or not earned or declared) for two years or more, the holders of Preferred Shares will acquire certain additional voting rights. See "Voting Rights" below. Such rights will be the exclusive remedy of the holders of Preferred Shares upon any failure to pay dividends on Preferred Shares.

     For so long as any Preferred Shares are outstanding, except in connection with the liquidation of the Fund, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act Preferred Shares Asset Coverage (as defined below) (see "-- Rating Agencies and Asset Maintenance"); (ii) full cumulative dividends on Preferred Shares due on or prior to the date of the transaction have been declared and paid; and (iii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement (see "-- Redemption").

REDEMPTION


     Optional Redemption. After the initial Dividend Period and to the extent permitted under the 1940 Act and Delaware law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 30 days' and not more than 60 days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period by delivering notice for such redemption in accordance with the Statement, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums. The Fund will not effect any optional redemption unless (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the business day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) after giving effect to such redemption the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.


     The Fund also reserves the right to repurchase Preferred Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of Preferred Shares, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount or, as of the last business day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten business days following such Valuation Date in the case of a failure to maintain the Preferred Shares Basic Maintenance Amount or by the last business day of the following month in the case of a failure to maintain the 1940 Act Preferred Shares Asset Coverage as of such last business day (each an "Asset Coverage Cure Date"), Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. See "-- Rating Agencies and Asset Maintenance." The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore the Preferred Shares Basic Amount or the 1940 Preferred Shares Asset Coverage, as the case may be, (provided that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all Preferred Shares then outstanding will be redeemed), and (ii) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund will allocate the number of Preferred Shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the holders of Preferred Shares in proportion to the number of Preferred Shares that they hold plus the number of other preferred shares subject to similar mandatory redemption provisions.

     The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of preferred shares, including Preferred Shares, which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those preferred shares, including Preferred Shares, on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Delaware law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the board of trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund will deliver a notice of redemption to the Auction Agent containing the information described below one business day prior to the giving of notice to holders of Preferred Shares in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of Preferred Shares called for redemption not later than the close of business on the business day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the business day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed in writing not later than the close of business on the third business day preceding the redemption date by providing the notice of redemption ("Notice of Redemption") to each holder of record of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the Preferred Shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption will be made. No defect in the Notice of Redemption or in its transmittal or mailing will affect the validity of the redemption, except as required by applicable law. If fewer than all Preferred Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will also specify the number of Preferred Shares to be redeemed from such holder.

     If fewer than all of the Preferred Shares are redeemed on any date, the Preferred Shares will be redeemed pro rata in proportion to the number of Preferred Shares held by such holders, by lot or by such other method as the Fund deems fair and equitable, subject to the terms of any applicable Specific Redemption Provisions. In the event of any partial redemption of Preferred Shares, upon written notice by the Fund to the Auction Agent of such partial redemption, the Auction Agent promptly will request the Securities Depository to notify the Auction Agent of the identities of the Agent Members (and the respective numbers of shares) for the accounts from which shares have been called for redemption. At least two Business Days prior to the Auction preceding the date of redemption, the Auction Agent will request each Agent Member so identified to disclose to the Auction Agent (upon selection by such Agent Member of the Existing Holders whose shares are to be redeemed) the number of Preferred Shares of each such Existing Holder, if any, to be redeemed by the Fund. In the absence of receiving any such information with respect to an Existing Holder, from such Existing Holder's Agent Member or otherwise, the Auction Agent may continue to treat such Existing Holder as having ownership of the number of Preferred Shares shown in the Auction Agent's registry of Existing Holders.

     If Notice of Redemption has been given, then upon the deposit in trust of funds sufficient to effect such redemption, dividends on such Preferred Shares will cease to accumulate and such Preferred Shares will be no longer deemed to be outstanding for any purpose, and all rights of the owners of Preferred Shares so called for redemption will cease and terminate, except the right of the owners of such Preferred Shares to receive the redemption price, but without any interest or additional amount. The Fund will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) such other amounts, if any, to which holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds deposited with the Paying Agent. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund. Thereupon, holders of Preferred Shares called for redemption may look only to the Fund for payment.

     So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository for distribution to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed unless all dividends in arrears on the outstanding Preferred Shares, and on all shares of beneficial interest of the Fund ranking on a parity with Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case Preferred Shares and all shares ranking on a parity with Preferred Shares must receive proportionate amounts and that the foregoing will not prevent the purchase or acquisition of all the outstanding Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Preferred Shares.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to repurchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such repurchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any Preferred Shares which are repurchased, redeemed or otherwise acquired by the Fund will be cancelled and therefore will have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the board of trustees.

RATING AGENCIES AND ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a rating agency, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

     Preferred Shares Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any Preferred Shares are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating Preferred Shares) and S&P (if S&P is then rating Preferred Shares), and any other rating agency which is then rating Preferred Shares and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the Preferred Shares. See "Redemption -- Mandatory Redemption."

     The "Preferred Shares Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:


          (i) The sum of (A) the sum of the products resulting from multiplying the number of outstanding Preferred Shares on such date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each outstanding Preferred Share that follows such Valuation Date (or to the 37th business day after such Valuation Date, if such 37th business day occurs before the first following Dividend Payment
     Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 37 business days additional interest on the current outstanding balances calculated at the current rate; (E) 100 percent of the termination value of any swap, if payable by the Fund, marked to market daily as determined by the swap counterparty; (F) any current liabilities, payable during the 37 business days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to preferred shares for which a notice of redemption has been given, as of such Valuation Date, to the extent not reflected in any of
     (i)(A) through (i)(E); and (G) liabilities arising from any additional series of preferred shares, including other series of Preferred Shares, ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon the dissolution or liquidation of the Fund or the termination of the Fund or the Preferred Shares; less



          (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through
     (i)(G) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's and A-1+ by S&P, it will be valued at its face value).


     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated similarly to the way the Fund calculates its net asset value. See "Net Asset Value" in the statement of additional information.

     The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the Market Value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount are based on criteria established in connection with rating the Preferred Shares, which may be changed from time to time without shareholder approval. A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and S&P for rating the Preferred Shares. The ratings assigned to the Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of the Preferred Shares should be evaluated independently of any other rating.


     1940 Act Preferred Shares Asset Coverage. The Fund is also required to maintain, with respect to each outstanding class of senior equity securities of the Fund, including Preferred Shares, as of the last business day on any month in which any Preferred Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last business day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares. See
"-- Redemption -- Mandatory Redemption." The Fund estimates that based on the composition of its portfolio as of July 17, 2002, and the issuance on
          , 2002 of all Preferred Shares offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $2,469,800, the 1940 Act Preferred Shares Asset Coverage, will be computed as follows:


         Value of Fund assets less liabilities not
               representing senior securities                      $745,929,099
                                                                   ------------
------------------------------------------------------------       ------------
                                                                                      364%
                                                              =                  =    ---
      Senior securities representing indebtedness plus
  aggregate liquidation preference of the Preferred Shares         $205,000,000
                                                                   ------------

     Notices. Upon the date of original issue and in certain other circumstances, the Fund is required to deliver to the Auction Agent and to any rating agency which is then rating the Preferred Shares (i) a certificate with respect to the calculation of the Preferred Shares Basic Maintenance Amount and
(ii) a certificate with respect to the calculation of the 1940 Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Fund. Within ten business days of the date of original issue and in certain other circumstances, the Fund will deliver to the Auction Agent and the applicable rating agencies a letter prepared by the Fund's independent accountants regarding the accuracy of such calculations. See "Description of Preferred Shares -- Notices" in the statement of additional information.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or termination of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding and any other shares ranking on a parity with the Preferred Shares upon dissolution, liquidation or termination of the Fund, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per Preferred Share, plus an amount equal to all accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of Preferred Shares will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such Preferred Shares. After payment of the full amount of such liquidation distribution, the owners of Preferred Shares will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any such liquidation, dissolution or termination of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding preferred shares, including Preferred Shares, are insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets will be distributed among the holders of all outstanding preferred shares, including Preferred Shares, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or termination of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of Preferred Shares of the liquidation distribution to which they are entitled, no dividend or other distribution will be made to the holders of Common Shares or shares of any other class of shares of beneficial interest of the Fund ranking junior to Preferred Shares upon dissolution, liquidation or termination, and no repurchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to Preferred Shares upon dissolution, liquidation or termination.

     A consolidation, reorganization or merger of the Fund with or into any other person or entity, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another person or entity, will not be deemed to be a liquidation, dissolution or termination of the Fund.

VOTING RIGHTS

     Except as otherwise indicated herein and except as otherwise required by applicable law, holders of Preferred Shares have one vote per share and vote together with holders of Common Shares as a single class. Under applicable rules of the New York Stock Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with any meeting of shareholders of the Fund held for the election of a class of trustees that includes a preferred share trustee, the holders of outstanding preferred shares, including Preferred Shares, represented in person or by proxy at said meeting, will be entitled, as a class and to the exclusion of the holders of Common Shares and all other securities and classes of beneficial interest of the Fund, to elect two trustees of the Fund. The holders of outstanding Common Shares and preferred shares, including Preferred Shares, voting together as a single class, will elect the balance of the trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date, accumulated dividends (whether or not earned or declared) on outstanding preferred shares, including outstanding Preferred Shares, equal to at least two full years' dividends are due and unpaid; or (b) any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund, then the number of trustees constituting the board will automatically be increased by the smallest number that, when added to the two preferred share trustees elected exclusively by the holders of preferred shares, including Preferred Shares, as described above, would constitute a majority of the board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment, in full all dividends payable on all outstanding preferred shares, including Preferred Shares, for all past Dividend Periods, or such voting period is otherwise terminated, the voting rights stated in the above sentence will cease, and the terms of office of all of the additional trustees elected by the holders of preferred shares, including Preferred Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of preferred shares, including Preferred Shares, have the right to elect in any event), will terminate automatically. Any preferred shares issued after the date hereof will vote with all other preferred shares as a single class on the matters described above, and the issuance of any preferred shares by the Fund may reduce the voting power of Preferred Shares.

     The affirmative vote of the holders of a majority of outstanding preferred shares, including Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such preferred shares, or any action requiring a vote of security holders of the Fund under section 13(a) of the 1940 Act. A "majority of outstanding preferred shares" is determined by reference to a "majority of outstanding voting securities" as defined in Section 2(a)(42) of the 1940 Act ("Majority Shareholder Vote"): the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

     The affirmative Majority Shareholder Vote of the holders of the outstanding preferred shares, including Preferred Shares, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such preferred shares so as to affect materially and adversely such preferences, rights or powers; (ii) increase the number of preferred shares authorized for issuance; (iii) establish or issue any class of shares of beneficial interest or series thereof, including additional preferred shares or series thereof, ranking senior to or on a parity with the existing preferred shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such class of shares of beneficial interest or series thereof ranking senior to or on parity with the existing preferred shares or reclassify any authorized Common Shares or class of shares of beneficial interest into any shares ranking senior to or on parity with existing preferred shares (except that the board of trustees, under certain conditions and without the vote or consent of the holders of preferred shares, may from time to time establish, designate and classify, and the Fund may from time to time issue, additional preferred shares and series thereof, including other series of Preferred Shares, ranking on a parity with the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or termination of the Fund, and may reclassify and/or issue any additional shares of each series of Preferred Shares, subject to continuing compliance by the Fund with the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any trust action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below or as otherwise permitted by the Fund's investment policies and restrictions, (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, and (F) liens, pledges, security interests or other encumbrances arising from swap agreements; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment policies and restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative Majority Shareholder Vote of the holders of any series of the outstanding Preferred Shares, voting separately from any other series of preferred shares, including any other series of Preferred Shares, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of preferred shares, including other series of Preferred Shares. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power of a series of Preferred Shares, unless such matter (i) alters or abolishes any preferential right of such series of Preferred Shares; (ii) creates, alters or abolishes any right in respect of redemption of such series of Preferred Shares; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series of Preferred Shares.

     The foregoing voting provisions will not apply with respect to any series of Preferred Shares if, at or prior to the time when a vote is required, such series has been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

     The board of trustees, without the vote or consent of any holder of preferred shares, including any series of Preferred Shares, or any other shareholder of the Fund, may from time to time amend, alter or repeal any or all of any definitions or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of Moody's, S&P or any other rating agency providing a rating of the Preferred Shares, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of preferred shares, including Preferred Shares, or the holders thereof, provided the board of trustees receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

     Also, subject to compliance with applicable law, the board of trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including any series of Preferred Shares, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

     Additional voting rights of Preferred Shares are discussed below under "Certain Provisions in the Declaration of Trust." Unless otherwise required by law, holders of any series of Preferred Shares will not have any relative rights or preferences or other special rights other than those specifically set forth in the Declaration, including the Statement. The holders of any series of Preferred Shares will have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any series of Preferred Shares, the exclusive remedy of the holders will be the right to vote for trustees as discussed above.

                                  THE AUCTION

     The following is a brief description of the terms of the Auction. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Auction in the Statement, and to the Auction Agency Agreement and the Broker Dealer Agreement.

GENERAL


     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas ("Deutsche Bank")) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.


     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund will have entered into such an agreement with a successor Auction Agent.


     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Deutsche Bank will act as the transfer agent, registrar, and paying agent for the Preferred Shares. Furthermore, acting as transfer agent, Deutsche Bank will send notices to holders of Preferred Shares of any meeting at which holders of Preferred Shares have the right to vote. See "Voting Rights." However, Deutsche Bank generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.


     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.

     After each Auction for Preferred Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were: (a) the subject of a Submitted Bid of a Beneficial Owner submitted by the Broker-Dealer and continued to be held as a result of such submission; (b) the subject of a Submitted Bid of a Potential Beneficial Owner submitted by the Broker-Dealer and purchased as a result of such submission; (c) subject to valid Hold Orders submitted to the Auction Agent by the Broker-Dealer; and (d) deemed to be subject to Hold Orders by Beneficial Owners that were acquired by the Broker-Dealer for its own account or were acquired by such Beneficial Owners through the Broker-Dealer.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof;

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid;

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order will constitute an irrevocable offer to sell the Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner, as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a series of Preferred Shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as (i) Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners, and (ii) as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund. However, the Fund may prohibit Broker-Dealers from submitting Bids for their own accounts, although they may continue to submit Hold and Sell Orders.

     Neither the Fund nor the Auction Agent nor any affiliate of either will have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares or to pay for Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

     If Sufficient Clearing Bids for a series of Preferred Shares exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the sum of the number of shares of such series subject to Submitted Bids of Existing Holders with rates equal to or lower than the Maximum Rate and Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of Preferred Shares do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefore. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted Hold Orders to the Auction Agent with respect to all Existing Holders of a series of Preferred Shares, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Preferred Shares that is fewer than the number of shares of such series specified in its Order.

     Settlement of purchases and sales will be made on the next business day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

     The Broker-Dealers may maintain a secondary trading market of Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of Preferred Shares will provide owners with liquidity of investment. The Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Special Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be worth more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

     Preferred Shares may be transferred only: (a) pursuant to an order placed in an Auction; (b) to or through a Broker-Dealer; or (c) to the Fund or an affiliate of the Fund. The Auction Agent must be advised of any transfer other than pursuant to an Auction by: (x) in the case of an Existing Holder whose Shares are listed in its own name on the books of the Auction Agent, the selling Existing Holder or the Agent Member of such Existing Holder; or (y) in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, the Broker-Dealer or Agent Member of such Broker-Dealer.

     Although it is under no obligation to do so, and although it has no present intention to do so, the Fund may take steps from time to time to permit Preferred Shares to be an eligible investment for money market funds under Rule 2a-7 of the 1940 Act and certain interpretations by the staff of the SEC thereunder. This would require an entity that is unaffiliated with the Fund to provide a "demand feature" that would be exercisable by any holder of Preferred Shares, whether or not a money market fund, in the event of a failed auction or in the event of a failure by the Fund to make required payments of dividends, redemptions or liquidation amounts to holders of Preferred Shares. It is anticipated that any entity providing such a demand feature will have received a short-term rating in one of the two highest short-term categories by a rating agency. It is also anticipated that the terms of the demand feature would provide that if the entity providing the demand feature refused to honor a request by a holder of Preferred Shares to tender its Preferred Shares, such holder would be able to seek enforcement of the demand feature directly against such entity. The Auction Agent and Broker/Dealers will be given notice if this demand feature is established. Such demand feature would be subject to termination at the discretion of the Fund at any time, subject to notice to holders of Preferred Shares. There is a risk that the cost of the demand feature would reduce the overall income available to the Fund. There is no guarantee that the Fund will establish such a demand feature or, if it does, that it will enhance the income available to the Fund.

                           DESCRIPTION OF BORROWINGS

     The Declaration authorizes the Fund, without prior approval of holders of Common Shares or preferred shares, including Preferred Shares, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will likely be senior to those of holders of Preferred Shares, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Preferred Shares in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     The discussion above describes the board of trustees' present intention with respect to possible Borrowings. If the board of trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

     The Fund has issued 39,907,001 Common Shares as of July 17, 2002. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares, when issued, were fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. Under the 1940 Act, whenever Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such dividends or distributions. For additional restrictions on Common Shares when Preferred Shares are outstanding, see "Description of Preferred Shares."

     The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the New York Stock Exchange requirements in order for the Common Shares to remain listed.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     The following is a brief description of the terms of the Declaration of Trust. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration. Other voting rights of Preferred Shares are set forth above under "Description of Preferred Shares -- Voting Rights."

     Under Delaware law, Shareholders of a Delaware business trust will be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Fund to the extent the courts of another state that does not recognize such limited liability were to apply the law of such state to a controversy involving such obligations. The Declaration disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Fund. The Declaration provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the complaining party is held not to be bound by the disclaimer.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open-end fund. Specifically, the Declaration requires a vote by holders of at least 66 2/3% of the Common Shares and preferred shares, including Preferred Shares, voting together as a single class, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) in certain cases, a merger or consolidation of the Fund with another entity; (3) the issuance by the Fund in one or more transactions of securities of 5% or more of the total value of all outstanding shares of the Fund to any principal shareholder for cash; (4) in certain cases, a sale, lease or transfer of all or substantially all of the Fund's assets; (5) in certain cases, the termination of the Fund; (6) any amendment to the Declaration that makes its shares "redeemable securities" as defined by the 1940 Act; (7) amendments to certain key provisions of the Declaration; or (8) the removal of trustees by shareholders, and then only for cause, although only holders of preferred shares, including Preferred Shares, may vote to remove trustees who have been elected solely by holders of preferred shares, including Preferred Shares.

     This 66 2/3% voting requirement does not apply with respect to (1) through
(6) above if the transaction has already been authorized by the affirmative vote of two-thirds of the trustees. In that case, the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act (a "1940 Act Majority"), is required: the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

     In addition, shareholders do not have the right to vote in connection with a transaction described in (2) or (4) above if the primary purpose of the transaction is to change the Fund's domicile or form of organization. Moreover, shareholders do not have the right to vote on a merger or consolidation if, after giving effect to the transaction, shareholders of the Fund will have a majority of the outstanding shares of the surviving entity.

     The affirmative vote of the holders of at least 66 2/3% of preferred shares, including Preferred Shares, voting as a separate class, will also be required in the case of actions or transactions described in (1) or (6) above. Such a vote will also be required if any of the actions or transactions described in (2), (3) or (4) above occurs if such transactions adversely affect the holders of preferred shares, including Preferred Shares. However, if any such action or transaction has been authorized by the affirmative vote of two-thirds of the trustees, then the action only requires the affirmative vote of a 1940 Act Majority of preferred shares, including Preferred Shares, voting as a separate class.

     If the trustees determine that any matter submitted to a vote of shareholders affects fewer than all classes, then only the shareholders of the affected class will be entitled to vote on the matter.

     None of the foregoing provisions may be amended except by the vote of the holders of at least 66 2/3% of the Common Shares and preferred shares, including Preferred Shares, voting together as a single class.

     The votes required to convert the Fund from a closed-end fund to an open-end fund or to approve transactions that adversely affect the holders of Preferred Shares are higher than those required by the 1940 Act. The board of trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

     The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The board of trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

     Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the Statement of Additional Information we have provided more detailed information regarding the tax consequences of investing in the Fund. The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its "investment company taxable income" (which includes dividends the Fund receives on REIT shares, interest income, and net short-term capital gain net of expenses of the Fund), the Fund will not be required to pay federal income taxes on any income it distributes to shareholders but such distributions will generally be taxable to you as a shareholder of the Fund when received.

     Dividends paid to you out of the Fund's "investment company taxable income" will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Preferred Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

     A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year. Each year, we will notify you of the tax status of dividends and other distributions.

     If you sell your Preferred Shares, or have shares repurchased by the Fund, you may realize a capital gain or loss, which will be long-term or short-term depending on your holding period for the shares.

     U.S. federal income taxes may be required to be withheld from all taxable distributions payable if you:

     - fail to provide your correct taxpayer identification number;

     - fail to make required certifications; or

     - have been notified by the IRS that you are subject to backup withholding.

     Fund distributions will not cause individual investors to be subject to the federal alternative minimum tax. However, Fund distributions may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                          CUSTODIAN AND TRANSFER AGENT


     The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. Deutsche Bank Trust Company Americas, 100 Plaza One, Jersey City, New Jersey 07311, is the Auction Agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Preferred Shares.


                                  UNDERWRITING

     Salomon Smith Barney Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

                                                         NUMBER OF SHARES
                                             -----------------------------------------
NAME                                         SERIES M   SERIES W   SERIES R   SERIES F
----                                         --------   --------   --------   --------
Salomon Smith Barney Inc...................
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated.............................
A.G. Edwards & Sons, Inc...................
Prudential Securities Incorporated.........
                                             --------   --------   --------   --------
          Total                                 2,050      2,050      2,050      2,050
                                             ========   ========   ========   ========

     The underwriting agreement provides that the obligations of the underwriters to purchase the Preferred Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all Preferred Shares if they purchase any Preferred Shares.

     In the underwriting agreement, the Fund, AIM and INVESCO have each agreed to indemnify the several underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

     The underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the
public offering price less a concession not in excess of $          per share.
The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. The underwriters may allow, and such dealers may reallow, a
concession not in excess of $          per share on sales to certain other
dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the Preferred Shares are not sold at the initial public offering price, the underwriters may change the public offering price and the concession. Such changes may result in a higher or lower initial public offering price or concession with respect to those Preferred

Shares, depending upon market conditions, but would not affect the amount of proceeds to be received by the Fund as set forth on the cover of this prospectus. Investors must pay for any Preferred Shares purchased in the public
offering on or before           , 2002.


     AIM has also agreed to pay from its own assets to certain underwriters that participated in the initial public offering of the Fund's Common Shares a fee at an annual rate equal to 0.10% of the Fund's average daily Managed Assets. This fee is payable in arrears at the end of each calendar quarter during the continuance of the investment advisory agreement or other advisory agreement between AIM and the Fund.

     The Fund anticipates that from time to time the representatives of the underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.


     The settlement date for the purchase of Preferred Shares will be
          , 2002, as agreed upon by the Underwriters, the Fund and AIM pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the shares of Preferred Shares offered hereby will be passed upon for the Fund by Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, and for the underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely as to certain matters of Delaware law on the opinion of Ballard Spahr Andrews & Ingersoll, LLP.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, Northeast Regional Office, 233 Broadway, New York, NY 10279, and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the New York Stock Exchange.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and Preferred Shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
INVESTMENT OBJECTIVES.......................................     1
INVESTMENT POLICIES AND TECHNIQUES..........................     3
MANAGEMENT OF THE FUND......................................     7
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........    10
INVESTMENT ADVISER AND SUBADVISER...........................    10
BROKERAGE ALLOCATION AND OTHER PRACTICES....................    12
CALCULATION OF NET ASSET VALUE..............................    15
DESCRIPTION OF PREFERRED SHARES.............................    17
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED
  SHARES....................................................    18
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS...    19
REPURCHASE OF COMMON SHARES.................................    20
TAX MATTERS.................................................    20
EXPERTS.....................................................    26
CUSTODIAN...................................................    26
ADDITIONAL INFORMATION......................................    27
ATTACHMENT A................................................   A-1
ATTACHMENT B................................................   B-1
ATTACHMENT C................................................   C-1
ATTACHMENT D................................................   D-1
ATTACHMENT E................................................   E-1
FINANCIAL STATEMENTS........................................  FS-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $205,000,000

                             AIM SELECT REAL ESTATE
                                  INCOME FUND

                         AUCTION RATE PREFERRED SHARES

                             2,050 SHARES, SERIES M
                             2,050 SHARES, SERIES W
                             2,050 SHARES, SERIES R
                             2,050 SHARES, SERIES F

                        [AIM LOGO]--Registered Trademark

                                  ------------

                                   PROSPECTUS


                                          , 2002


                                  ------------

                              SALOMON SMITH BARNEY
                              MERRILL LYNCH & CO.
                           A.G. EDWARDS & SONS, INC.
                             PRUDENTIAL SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       AIM SELECT REAL ESTATE INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION


         AIM Select Real Estate Income Fund (the "Fund") is a recently organized, non-diversified closed-end management investment company. This Statement of Additional Information relating to auction rate preferred shares of the Fund ("Preferred Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated
______, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 347-1919 or by writing to the Fund at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.



The date of this statement of additional information is ________, 2002.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                           PAGE
INVESTMENT OBJECTIVES........................................................1
INVESTMENT POLICIES AND TECHNIQUES...........................................3
MANAGEMENT OF THE FUND.......................................................7
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................10
INVESTMENT ADVISER AND SUBADVISER...........................................10
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................12
CALCULATION OF NET ASSET VALUE..............................................15
DESCRIPTION OF PREFERRED SHARES.............................................17
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES.........18
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS...................19
REPURCHASE OF COMMON SHARES.................................................20
TAX MATTERS.................................................................20
EXPERTS.....................................................................26
CUSTODIAN...................................................................26
ADDITIONAL INFORMATION......................................................26
ATTACHMENT A...............................................................A-1
ATTACHMENT B...............................................................B-1
ATTACHMENT C...............................................................C-1
ATTACHMENT D...............................................................D-1
ATTACHMENT E...............................................................E-1
FINANCIAL STATEMENTS......................................................FS-1

                              INVESTMENT OBJECTIVES

         The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective of the Fund. The Fund's investment objectives are fundamental and may not be changed by the Fund's board of trustees without shareholder approval.

INVESTMENT POLICIES


         FUNDAMENTAL POLICIES. The Fund is subject to the following fundamental investment policies, which may be changed only by a vote of a majority of the outstanding Common Shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, the Declaration provides that changes to the Fund's fundamental investment policies that require the approval of shareholders under Section 13(a) of the 1940 Act, also require the separate approval of the holders of a majority of the outstanding preferred shares, including Preferred Shares voting as a separate class. A "majority of the outstanding shares" means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. Any fundamental investment policy that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


              (1) The Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by fundamental investment policy (2) set forth below.

              (2) The Fund may not borrow money, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

              (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

              (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

              (5) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

              (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This fundamental policy does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

              (7) The Fund will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry. This fundamental policy does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions may be changed with the approval of the board of trustees and without approval of the Fund's voting securities.

         The Fund may not:

              (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to securities sold at no added cost. This restriction does not prevent the Fund from engaging in transactions options, futures contracts, options on futures contracts, or derivative instruments, which are not deemed to constitute selling short;

              (2) Purchase securities of open-end or closed-end companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; and

              (3) Purchase securities of companies for the purpose exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

REAL ESTATE INVESTMENT TRUSTS (REITS)

         A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.


PREFERRED SHARES



         The Fund may invest in preferred shares issued by Real Estate Companies. It is the Fund's intention to initially invest approximately 30 to 40% of its total assets in preferred shares issued by Real Estate Companies. The actual percentage of preferred shares in the Fund's portfolio may vary over time based on AIM's and INVESCO's assessment of market conditions.


LOWER-RATED SECURITIES

         Securities that receive a rating of Ba or BB or lower by Moody's or S&P (or, if unrated, are of equivalent quality) are considered below investment grade securities. Debt securities of below grade investment quality are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

         Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

         The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's Common Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

         It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

SWAP AGREEMENTS

         The Fund may enter into interest rate swap or cap transactions for purposes of attempting to reduce or eliminate risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap transactions include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange. Most swap transactions entered into by the Fund would calculate the obligations on a "net basis." Consequently, the Fund's obligations (or rights) under a swap transaction will generally be equal only to the net amount to be paid or received under the transaction based on the relative values of the positions held by each party to the transaction (the "net amount"). Obligations under a swap transaction will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. The Fund will not enter into a swap transaction with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap transactions, see "Tax Matters - Tax Risks of Fund's Investments - Swap Agreements."

         As a condition for entering into a swap agreement, a swap counterparty may require the Fund to enter into a collateral agreement whereby the Fund would grant a security interest to the swap counterparty on certain of the Fund's segregated assets in amounts equal to the termination value of the swap or other amounts that the Fund would be required to pay to the counterparty.

OTHER INVESTMENT COMPANIES

         With respect to the Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. See "The Fund's Investments - Cash Positions" in the Prospectus for more information on investments in Affiliated Money Market Funds.

SHORT-TERM INVESTMENTS

         For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. Short-term fixed income investments are defined to include, without limitation, the following:

              (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
         (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

              (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

              (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. AIM and INVESCO monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. AIM and INVESCO do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

              (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major Rating Agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. AIM and INVESCO will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

SECURITIES LENDING

         Collateral for securities lending will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Fund is vested in the board of trustees. The board of trustees is classified, with respect to the time for which trustees severally hold office, into three classes -- Class I, Class II and Class III-- as nearly equal in number as reasonably possible, with the trustees in each Class to hold office until their successors are elected and qualified. Each member of the board of trustees in Class I shall hold office until the annual meeting of shareholders in 2003, each member of the board of trustees in Class II shall hold office until the annual meeting of shareholders in 2004, and each member of the board of trustees in Class III shall hold office until the annual meeting of shareholders in 2005. At each annual meeting of the shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.


         Upon the issuance of preferred shares, two trustees will be re-designated as Preferred Share Trustees. At the 2004 annual meeting, holders of preferred shares, including Preferred Shares, to the extent any such shares are outstanding, voting as a separate class, will elect one Class II Trustee and the remaining trustees shall be elected by Common Shareholders and holders of preferred shares, including Preferred Shares, voting together as a single class. Additionally, holders of preferred shares, including Preferred Shares, to the extent any such shares are outstanding, will elect one Class III Trustee at the 2005 annual meeting of shareholders and the remaining trustees shall be elected by Common Shareholders and holders of preferred shares, including Preferred Shares, in the same manner as at the 2004 annual meeting. Holders of preferred shares, including Preferred Shares, will be entitled to elect a majority of the Fund's trustees under certain circumstances. See the Statement attached as Attachment A to this Statement of Additional Information.



         The trustees and officers of the Fund are set forth in Attachment C. The Fund has no employees. Its officers are compensated by AIM or AIM Management.


         The standing committees of the board of trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for:
(i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full board, on investment-related matters requiring board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Valuation Committee are Messrs. Dunn and Pennock, and Miss Quigley. The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full board in resolving particular valuation anomalies.

         The members of the Committee on Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Trustees is responsible for: (i) considering and nominating individuals to stand for election as disinterested trustees; (ii) reviewing from time to time the compensation payable to the disinterested trustees; and (iii) making recommendations to the board regarding matters related to compensation, including deferred compensation plans and retirement plans for the disinterested trustees.

         The Committee on Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Trustees or the board, as applicable, shall make the final determination of persons to be nominated.

COMPENSATION

         Each Trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such Trustee also serves as a director or trustee of other AIM Funds. Each such Trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.


         Information regarding estimated compensation to be paid or accrued for each trustee of the Fund who is not affiliated with AIM during the Fund's first full fiscal year after commencement of operations is found in Attachment D.

Retirement Plan for Trustees

         The trustees have adopted a retirement plan for the trustees of the Fund who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a Trustee.

         Annual retirement benefits are available to each non-AIM-affiliated Trustee of the Fund and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a Trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the Trustee's annual retainer paid or accrued by any Covered Fund to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such Trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased Trustee's retirement benefits for the same length of time that the Trustee would have received based on his or her service. A Trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Fund's board of trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of the Fund's shares by beneficial or record owners of the Fund and by trustees and officers as a group is found in Attachment E. A shareholder who owns beneficially 25% or more of the outstanding shares of the Fund is presumed to "control" the Fund.

                        INVESTMENT ADVISER AND SUBADVISER


         AIM acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. AIM was organized in 1976, and along with its subsidiaries, manages or advises over 135 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown in Attachment C hereto.


         As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM is responsible for the selection and monitoring of the subadviser, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by AIM, see "Management of the Fund" in the Fund's Prospectus.

         The Advisor is also responsible for furnishing to the Fund, at the Advisor's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.




         INVESCO is the subadviser to the Fund. As subadviser, INVESCO obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. INVESCO provides real estate investment advisory services to institutional clients. Of the approximate $400 billion managed by AMVESCAP PLC worldwide as of March 31, 2002, INVESCO and its affiliates manage or provide advisory services on over $8.94 billion in private real estate and publicly traded real estate securities. This total represents approximately $6.6 billion in direct real estate portfolios, $1.3 billion in European real estate and approximately $ 1.0 billion in equity REITs. See "Management of the Fund" in the Fund's Prospectus for more information on the Fund's co-portfolio managers.

         Pursuant to the Master Investment Advisory Agreement between AIM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by

AIM of 0.90% of average daily Managed Assets (net assets attributable to the Common Shares, plus assets attributable to Preferred Shares, plus the principal amount of Borrowings) payable on a monthly basis.

         INVESCO will receive from AIM 50% of the management fee paid to AIM (net of any fee or expense reimbursements or waivers). See "Management of the Fund" in the Prospectus for more information on AIM fee waivers.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         The investment management agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

         The Master Investment Advisory Agreement with AIM and the Master Sub-Advisory Agreement with INVESCO were approved for the Fund by the board at an in-person meeting held on May 15, 2002. In evaluating the fairness and reasonableness of these advisory and sub-advisory agreements, the board of trustees considered a variety of factors, including: the requirements of the Fund for investment supervisory and administrative services; the quality of AIM's and INVESCO's services, and AIM's and INVESCO's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services to be rendered; fees charged to AIM's and INVESCO's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's and INVESCO's profitability; the benefits received by AIM and INVESCO from their relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of AIM and INVESCO and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry.

         In considering the above factors, the board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in Affiliated Money Market Funds advised by AIM pursuant to the terms of an exemptive order. The board found that the Fund may realize certain benefits upon investing cash balances in Affiliated Money Market Funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds.

         After consideration of these factors, the board found that: (i) the services provided to the Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The board therefore concluded that the Fund's advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders and approved the agreements for a two-year term.

         The Fund, INVESCO and AIM and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio management team, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         Subject to the supervision of the board of trustees and AIM, INVESCO makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

BROKERAGE TRANSACTIONS AND COMMISSIONS

         When INVESCO places trades for the Fund, all trades must be placed in a manner designed to seek "best price and execution." In keeping with this requirement, INVESCO considers the following factors, among others, in the selection of brokers:

         o the ability of the broker to execute securities transactions so that the Fund's total costs or proceeds in each transaction are the most favorable under the circumstances;

         o the execution and operational capabilities of competing broker-dealers, including their ability to satisfy INVESCO's trading requirements;

         o the quality of investment research services provided by the broker;

         o the broker's reputation for integrity and sound financial condition and practices;

         o    acceptable standards of timely and accurate record keeping; and

         o    fair resolution of disputes.

         Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Fund, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Congress recognized that, in a competitive rate environment, an investment adviser's fiduciary duty does not necessarily require payment of the lowest commission rate. Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires that a person exercising discretion with respect to an account must make a good-faith determination that the rate paid is reasonable in relation to the value of the research services provided, viewed either in terms of the particular transaction or in terms of overall responsibility with respect to accounts for which the investment adviser exercises investment discretion. Best price and execution therefore does not require paying the lowest available commission. The broker's ability to execute, efficiency of execution, back office capability, financial responsibility, the value of research provided and overall price of the transaction are all proper considerations in reaching a good-faith determination that commissions are reasonable in relation to the value of brokerage and research provided.

         In order to qualify for the safe harbor of Section 28(e) of the 1934 Act, the products and services provided by the broker must constitute "research"; that is, they must provide lawful and appropriate assistance to INVESCO's investment decision-making process. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. The research must be provided by the broker or dealer with whom the brokerage is placed. The research can be produced by the broker "in house" or it can be provided by a third party, but only if the broker (and not INVESCO) has incurred a direct obligation to the third party to pay for that research.

         Consistent with the safe harbor of Section 28(e), research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with the Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO. INVESCO does not obligate itself to generate a specified commission rate to a broker, or to pay in hard dollars to the extent that a specified level of commissions is not reached.

         INVESCO believes that the research services are beneficial in supplementing INVESCO's research and analysis and that they improve the quality of INVESCO's investment advice. The advisory fee paid by the Fund is not reduced because INVESCO receives such services. However, to the extent that INVESCO would have purchased research services had they not been provided by broker dealers, the expenses to INVESCO could be considered to have been reduced accordingly.

         In order to manage the risks involved in using a variety of broker-dealer firms to execute trades for its clients, INVESCO has adopted due diligence procedures for the review and approval of broker-dealers. The responsibility for conducting due diligence on broker-dealers and for approving or denying their use by INVESCO rests with the INVESCO's Broker Review Committee. The Broker Review Committee establishes appropriate standards for the review and approval of broker-dealers to be used by INVESCO. These due diligence standards include consideration of the broker-dealer's ability to obtain best execution on trades for INVESCO clients. The standards also include consideration of other qualitative and quantitative factors, such as:

         o    sound financial practices;

         o    reputation for integrity;

         o    operational efficiency; and/or

         o    cooperativeness in resolving any differences.

         The Broker Review Committee has established procedures for the periodic review of all new and existing brokerage relationships. The schedule and frequency of reviews reflect the kinds and levels of risks involved in each relationship. The Broker Review Committee is responsible for maintaining all records relating to the reviews of all brokerage firms used by INVESCO.

         Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions. Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         The Fund does not intend to pay brokerage commissions to brokers affiliated with the Fund, AIM, INVESCO, AIM Distributors, Inc., AMVESCAP, or any affiliates of such entities.

         The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Fund follows procedures adopted by the boards of directors/trustees of the various AIM Funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PUBLIC OFFERING TRANSACTIONS

         From time to time, certain of the funds or other accounts managed by INVESCO may become interested in participating in public securities distributions that are available in a "public offering." INVESCO defines such offerings as an Initial Public Offering or a Secondary Public Offering (collectively referred to as "Public Offerings"). Occasions may arise when purchases of such securities by one fund or account may also be considered for purchase by one or more other funds or accounts.

         INVESCO's policies and procedures are designed to provide a fair allocation of investment opportunities for all clients and firm accounts. While these policies and procedures are designed to produce fairness over time, absolute parity may not be possible given the uniqueness of each client and the peculiarity of each Public Offering. "Fairness" means that no account or class of accounts may be favored at the expense of others given the distinct characteristics of the offerings and the individual client's availability to purchase Public Offerings. Furthermore, since the marketplace for Public Offerings is dependent on industry trends, trade allocation procedures must be viewed as an integral part of a program that may encompass several years.

         As a general policy, and to the extent that no client will receive preferential treatment and/or that no client receives a disproportionate allocation relative to the number of shares available for distribution, Public Offerings will be allocated to eligible accounts in a manner similar to the following.

         First, subject to the above, security transactions will be allocated to accounts in accordance with the individual portfolio manager's instructions. The portfolio manager is responsible for communicating the exact allocations to the trading desk. Next, in circumstances where the total amount subscribed for exceeds the available amount of securities allocated by the underwriter, the securities will be allocated to accounts by the portfolio manager in a fair and equitable manner so that over time no particular client is favored. The allocation process may include but is not limited to: (1) pro-rata by asset size of each account; (2) in proportion to order size; and/or (3) alphabetical/numeric order. Whichever allocation method is chosen, it will be followed for future allocation where shares are "scare." Receipt of approximately 10% or less of the shares requested is deemed to be "scare" according to industry standards. If possible, securities will be allocated in a manner that avoids odd lots. Finally, allocations are subject to availability of cash and other account restrictions and/or other requirements.

         Although INVESCO will make every attempt to enforce the fair distribution of all Public Offerings, there is no guarantee that the valuation of individual Public Offering returns will be consistently favorable to all clients. The portfolio managers are prohibited from using the "anticipation" of better returns method for allocating shares.

                         CALCULATION OF NET ASSET VALUE

         The Fund determines its net asset value per Common Share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per Common Share as of the close of the NYSE on such day. For purposes of determining net asset value per Common Share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per Common Share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses and dividends payable) and less the liquidation preference of Preferred Shares by the total number of Common Shares outstanding. Determination of the Fund's net asset value per Common Share is made in accordance with generally accepted accounting principles.

         For purposes of determining net asset value of the Common Shares, each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market

(but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the board of trustees. Further, if events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the New York Stock Exchange, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the board of trustees of the Fund. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If a development or event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the board of trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the net asset value per Common Share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

         Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                         DESCRIPTION OF PREFERRED SHARES

         This description of preferred shares, as well as the next section, "Additional Information Concerning the Auctions for Preferred Shares," are qualified in their entirety by reference to the Statement attached as Attachment A hereto. Any capitalized terms not otherwise defined herein shall have the definitions ascribed to those in the Statement, the Auction Agency Agreement and the Broker-Dealer Agreement.

         Notices. The Fund shall deliver to the Auction Agent and Moody's (if Moody's is then rating Preferred Shares), S&P (if S&P is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires a certificate which sets forth a determination of certain items (a "Preferred Shares Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any such rating agency, (D) a business day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or preferred shares, including Preferred Shares, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered on or before the fifth business day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating Preferred Shares), S&P (if S&P is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires a certificate with respect to the calculation of the 1940 Act Preferred Shares Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act Preferred Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the business day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue, and in the case of clause (ii) on or before the seventh business day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates in this paragraph and the preceding paragraph may be combined into a single certificate.

         Within ten business days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating Preferred Shares), S&P (if S&P is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten business days after the last Valuation Date of each fiscal quarter of the Fund on which a Preferred Shares Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating Preferred Shares), S&P (if S&P is then rating Preferred

Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such Preferred Shares Basic Maintenance Certificate and in any other Preferred Shares Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten business days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act Preferred Shares Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating Preferred Shares), S&P (if S&P is then rating Preferred Shares) and any Other Rating Agency which is then rating Preferred Shares and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act Preferred Shares Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered pursuant to certain other provisions of the Statement, within ten days after the relevant Asset Coverage Cure Date.

         If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the Preferred Shares Basic Maintenance Amount on any prior Valuation Dates.

                        ADDITIONAL INFORMATION CONCERNING
                        THE AUCTIONS FOR PREFERRED SHARES

GENERAL

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for certain participants ("Agent Members") with respect to each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of Preferred Shares. Cede & Co. will be the holder of record of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in Preferred Shares, whether for its own account or as a nominee for another person.

THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. The Fund shall indemnify the Auction Agent for, and hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Auction Agent arising out of or in connection with its agency under the Auction Agency Agreement and under the Broker-Dealer Agreements, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its negligence or bad faith.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Existing Holder, Agent Member or Broker-Dealer with respect to transfers described under "The Auction - Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 12:00 noon, New York City time, on the Dividend Payment Date.

BROKER-DEALERS

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Under the Auction Agency Agreement, any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS


         The Declaration provides that a trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Fund or any trustee or officer, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee or officer against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Fund.

         The Declaration divides the trustees into three classes of approximately equal size with each class serving for 3-year terms commencing at successive annual meetings. See "Management of the Fund - Board of Trustees." As a result of this staggered board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the board of trustees.

         The Bylaws also include provisions that could limit the ability of other entities or persons to acquire control of the Fund. The Bylaws require that shareholders provide advance notice to the Fund in order to nominate candidates for election to the board of trustees or to bring proposals before the annual meeting of shareholders. This prevents other entities or groups of persons from nominating trustees or raising proposals during an annual meeting of shareholders unless they have provided such advance notice to the Fund.

                           REPURCHASE OF COMMON SHARES

         Although it is under no obligation to do so, the Fund reserves the right to repurchase its Common Shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance Common Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Share repurchases or tenders will reduce the Fund's net income. Any Common Share repurchase, tender offer or borrowing that might be approved by the board of trustees would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The repurchase by the Fund of its Common Shares at prices below net asset value may result in an increase in the net asset value of those Common Shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks - Leverage Risk."

                                   TAX MATTERS

         The following discussion of federal income tax matters is based upon the advice of Ballard Spahr Andrews & Ingersoll, LLP, counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company ("RIC") under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss) each taxable year. For purposes of the first of these requirements, income derived by the Fund from real estate companies that are classified as partnerships or trusts for federal income tax purposes (and not as corporations or REITs) is treated as qualifying income only to the extent such income is attributable to items of income of the partnership or trust that would be qualifying income if realized directly by the RIC in the same manner as realized by the partnership or trust. The Internal Revenue Service has issued numerous private letter rulings similarly holding that a RIC investing in a partnership or trust should be treated as owning a proportionate share of the assets of the partnership or trust for purposes of the diversification requirement. Accordingly, the Fund may have to restrict its investment in real estate companies that are classified as partnerships or trusts for federal income tax purposes in order to maintain its qualification as a RIC under the Code.

         As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

TAX RISKS OF FUND'S INVESTMENTS

         Swap Agreements. The Fund may enter into swap agreements. The federal income tax rules governing swap agreements are in a developing stage and are not entirely clear in certain respects. Because it is uncertain how swap agreements and income derived from swap transactions are to be treated for purposes of the RIC qualification requirements, the extent to which the Fund will be able to engage in swap agreements may be limited. The Fund intends to avoid deriving more than 10% of its gross income from swap payments until the RIC qualification requirements are clarified through future guidance from the Internal Revenue Service.

         Futures Contracts and Options on Futures Contracts. The Fund's investments in futures contracts and options on future contracts are subject to special federal income tax provisions that may, among other things, cause the Fund to recognize gain without a corresponding receipt of cash. This gain is included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid payment of federal income tax and the 4% excise tax. Because such gain may be realized without a corresponding receipt of cash, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

DISTRIBUTIONS

         Because the legal rights embodied in the Preferred Shares are similar to those found in traditional preferred stock and neither the Auction Agent, any Broker-Dealer nor any other party has guaranteed or otherwise arranged to ensure that owners of Preferred Shares will be able to sell their shares, the Preferred Shares will be treated as equity for federal income tax purposes under the current administrative position of the Internal Revenue Service. Accordingly, Fund distributions will be treated under the federal income tax rules governing the receipt of dividends and other distributions in respect of stock and not under the rules governing the receipt of interest paid on debt obligations.

         Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Earnings and profits are treated as first being used to pay distributions on Preferred Shares, and only the earnings and profits remaining after the distribution preference of Preferred Shares has been satisfied are treated as being used to pay distributions on the Common Shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares.

         Dividends paid on Preferred Shares and on the Common Shares are designated as dividends eligible for the corporate dividends received deduction and as capital gain dividends in proportion to the amount of dividends paid with respect to each class of shares for the tax year. The Internal Revenue Service has ruled privately that dividends paid following the close of a RIC's taxable year for which the RIC is allowed a dividends paid deduction for the prior year ("spillover dividends") will also be treated as dividends paid in the prior year for purposes of designating the proportionate shares of dividends received by shareholders that consist of special types of income. Accordingly, the Fund intends to treat any spillover dividends as paid in its prior taxable year for purposes of determining the proportionate shares of dividends eligible for the corporate dividends received deduction and of capital gain dividends that are received by holders of Common Shares and Preferred Shares. However, because the private ruling is not legally binding except with respect to the taxpayer to whom it was issued, there can be no assurance that the Internal Revenue Service will respect the Fund's method of designation.

         A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis for such shares equal to the amount of the cash dividend that is reinvested.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the amount of the cash dividend that has been reinvested.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

ORIGINAL ISSUE DISCOUNT SECURITIES

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations which have not yet been issued, but which may apply retroactively, the portion of the income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events and will be allocated to the shareholders of the REIT (which may include the Fund) in proportion to the dividends received by such shareholders. These Treasury regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code to include governmental units, certain tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will return to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

         U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Tax Matters -- Investments in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases, because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes. In that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters -- Backup Withholding" above.

         Any gain that an individual foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund or upon a distribution in excess of the Fund's earnings and profits will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or such shareholder is otherwise considered to be a resident alien of the United States. However, if at any time during the shorter of the period during which a foreign shareholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation", and the foreign shareholder owned actually or constructively more than 5% of the shares of the same class at any time during such period, the gain would be taxed in the same manner as for a U.S. shareholder (see "Tax Matters-Sale or Exchange of Fund Shares" above) and a 10% U.S. withholding tax generally would be imposed on the amount realized on the disposition of such shares (which would be credited against the foreign shareholder's U.S. income tax liability for the tax year of the disposition). A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than the stock of a REIT controlled by U.S. persons and holdings of 5% or less of the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities. The Fund does not presently intend to operate in a manner designed to avoid classification as a U.S. real property holding corporation.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER CONSEQUENCES

         Individual investors will not be subject to alternative minimum tax as a result of their investment in the Fund, but Fund distributions eligible for the corporate dividends received deduction will constitute a positive "adjustment" for purposes of the alternative minimum tax imposed on certain corporations. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                     EXPERTS


         The Financial Statements of the Fund as of May 21, 2002, appearing in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP ("PwC"), independent accountants, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PwC provides auditing services to the Fund.


                                    CUSTODIAN

         The custodian of the assets of the Fund is State Street Bank and Trust Company. The custodian performs custodial, fund accounting and portfolio accounting services.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                  ATTACHMENT A

                       AIM SELECT REAL ESTATE INCOME FUND

                              AMENDED AND RESTATED
  STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF AUCTION RATE
                       PREFERRED SHARES (THE "STATEMENT")

      The Trust hereby certifies that:

      FIRST: Pursuant to the authority expressly vested in the Board of Trustees by Article II of the Trust's Amended and Restated Agreement and Declaration of Trust (which, as hereafter restated or amended from time to time, is together with this Statement called the "Declaration"), the Board of Trustees has, by resolution, established the Preferred Shares as an additional Class of shares of beneficial interest of the Portfolio and authorized the issuance of an unlimited number of Preferred Shares, $0.001 par value, designated as Auction Rate Preferred Shares ("ARPS") and further classified as ARPS Series M, W, R and F (each such series, together with additional series of ARPS the issuance of which may be authorized, a "Series"), each with a liquidation preference of $25,000 per share.

      SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of ARPS and each Series are as follows:

                                   DESIGNATION


      Series M: A series of Preferred Shares, liquidation preference $25,000 per Share, is hereby designated "Series M Auction Rate Preferred Shares" ("ARPS Series M"). Each Share of ARPS Series M shall have an Applicable Rate for its initial Dividend Period (which Dividend Period shall commence as of the Date of Original Issue of ARPS Series M and shall continue through and include the day immediately preceding the initial Dividend Payment Date) equal to [__]% per annum and an initial Dividend Payment Date of _________, 2002, and each Share of ARPS Series M shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in this Declaration applicable to Preferred Shares of the Trust, as are set forth in Part I and Part II of this Statement. ARPS Series M shall constitute a separate series of Preferred Shares of the Trust.



      Series W: A series of Preferred Shares, liquidation preference $25,000 per Share, is hereby designated "Series W Auction Rate Preferred Shares" ("ARPS Series W"). Each Share of ARPS Series W shall have an Applicable Rate for its initial Dividend Period (which Dividend Period shall commence as of the Date of Original Issue of ARPS Series W and shall continue through and include the day immediately preceding the initial Dividend Payment Date) equal to [__]% per annum and an initial Dividend Payment Date of _________, 2002, and each Share of ARPS Series W shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in this Declaration applicable to Preferred Shares of the Trust, as are set forth in Part I and Part II of this Statement. ARPS Series W shall constitute a separate series of Preferred Shares of the Trust.


      Series R: A series of Preferred Shares, liquidation preference $25,000 per Share, is hereby designated "Series R Auction Rate Preferred Shares" ("ARPS Series R"). Each Share of

ARPS Series R shall have an Applicable Rate for its initial Dividend Period (which Dividend Period shall commence as of the Date of Original Issue of ARPS Series R and shall continue through and include the day immediately preceding the initial Dividend Payment Date) equal to [__]% per annum and an initial Dividend Payment Date of _________, 2002, and each Share of ARPS Series R shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in this Declaration applicable to Preferred Shares of the Trust, as are set forth in Part I and Part II of this Statement. ARPS Series R shall constitute a separate series of Preferred Shares of the Trust.



      Series F: A series of Preferred Shares, liquidation preference $25,000 per Share, is hereby designated "Series F Auction Rate Preferred Shares" ("ARPS Series F"). Each Share of ARPS Series F shall have an Applicable Rate for its initial Dividend Period (which Dividend Period shall commence as of the Date of Original Issue of ARPS Series F and shall continue through and include the day immediately preceding the initial Dividend Payment Date) equal to [__]% per annum and an initial Dividend Payment Date of _________, 2002, and each Share of ARPS Series F shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in this Declaration applicable to Preferred Shares of the Trust, as are set forth in Part I and Part II of this Statement. ARPS Series F shall constitute a separate series of Preferred Shares of the Trust.


      As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Part III of this Statement or otherwise in this Declaration; provided, however, that solely for purposes of this Statement, if there are any inconsistencies between the definitions in Part III of this Statement and the definitions otherwise in this Declaration, the definitions in
Part III of this Statement shall control.

                               PART I: ARPS TERMS

      1.    Number of Shares; Ranking.


            (a) The initial number of ARPS Series M, ARPS Series W, ARPS Series R and ARPS Series F shares that are authorized for issuance is 2,050 shares, 2,050 shares, 2,050 shares and 2,050 shares, respectively. Notwithstanding any other provision in this Declaration, no fractional shares of ARPS Series M, ARPS Series W, ARPS Series R or ARPS Series F shall be issued.


            (b) Any Shares of a Series that at any time have been redeemed or repurchased by the Trust shall, after such redemption or repurchase, be deemed to be canceled.

            (c) The Shares of each Series shall rank on a parity with any other Preferred Shares (including any other ARPS) as to the payment of dividends to which such Shares are entitled and the distribution of assets upon dissolution, liquidation or termination of the Trust.

            (d) No holder of Shares of any Series shall have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any Shares of any Series, Common Shares or other securities of the Trust that it may hereafter issue or sell.

            (e) Subject to the provisions of Sections 6(f) and 11(b) of Part I of this Statement, the Board of Trustees may, in the future, authorize the issuance of additional Preferred Shares, designated as ARPS Series M, W, R or F, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective Series herein described, except that the Applicable Rate for their initial Dividend Period, their initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Declaration.

      2.    Dividends.

            (a) The Holders of Shares of any Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their Shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding ARPS of any Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

            (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the Shares of each Series, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the first Business Day following the last day of such Dividend Period.

                  (ii) If a day for payment of dividends resulting from the
            application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

                  (iii) The Trust shall pay to the Paying Agent not later than
            12:00 Noon, New York City time, on each Dividend Payment Date for the Shares of each Series, an aggregate amount of funds available on such Dividend Payment Date in the City of New York, New York, equal to the dividends to be paid to all Holders of such Shares on such Dividend Payment Date. The Trust shall not be required to establish any reserves for the payment of dividends.

                  (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by applicable law, be repaid to the Trust at the end of 90 days from the date on which such moneys were to have been so applied.

                  (v) Each dividend on a Series shall be paid on the Dividend
            Payment Date therefor to the Holders of that Series as their names appear on the share ledger or share records of the Trust on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

            (c) (i) The dividend rate on Outstanding ARPS of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the Outstanding ARPS of ARPS Series M, W, R and F thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all Shares of a Series being the subject of Submitted Hold Orders), then the dividend rate on the Shares of a Series for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below; or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last Business Day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding ARPS of a Series are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on Shares of a Series as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                  (ii) Subject to the cure provisions below, a "Default Period"
            with respect to a particular Series will commence on any date the Trust fails to deposit irrevocably in trust in same-day funds with the Paying Agent as of the date and time required in Section 2(b)(iii) hereof with respect to dividends and Section 3(a)(iii) hereof with respect to redemptions, whether because of the restrictions set forth in Section 2(f) of this Part I or otherwise,
            (A) the full amount of any dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default," and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

                  (iii) No Default Period with respect to a Dividend Default or
            Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                  (iv) The amount of dividends per Share payable (if declared)
            on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such Share was an Outstanding ARPS and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per Share payable on any Dividend

            Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

            (d) Any dividend payment made on Shares of any Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

            (e) Notwithstanding any other provision in this Declaration, for so long as there are any Outstanding ARPS, except as contemplated by Part I of this Statement, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest of the Trust, if any, ranking junior to ARPS as to dividends or upon liquidation) in respect of Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with ARPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to ARPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial ownership of the Trust ranking junior to or on a parity with ARPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount and the 1940 Act ARPS Asset Coverage would be achieved, (ii) full cumulative dividends on ARPS due on or prior to the date of the transaction have been declared and paid and (iii) the Trust has redeemed the full number of ARPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

            (f) The Trust will not declare any dividend (except a dividend payable in Shares of the Trust), or declare any other distribution, upon any class of Shares of the Trust, or purchase any such Shares, unless, in every such case, any class of senior securities representing indebtedness (as defined in the 1940 Act) has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage (as defined in the 1940 Act) of at least 300 per centum after deducting the amount of such dividend, distribution, or purchase price, as the case may be, except that dividends may be declared upon any Preferred Shares if such senior security representing indebtedness has an asset coverage (as defined in the 1940 Act) of at least 200 per centum at the time of declaration thereof after deducting the amount of such dividend.

      3.    Redemption.


            (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Delaware law, the Trust may, at its option, redeem in whole or in part out of funds legally available therefor Shares of a Series (A) herein designated as having a Dividend Period of one year or less on the first Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 30 days and not more than 60 days prior to the date fixed for such redemption, at a redemption price per

            Share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) herein designated as having a Dividend Period of more than one year on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 30 days and not more than 60 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in
            Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no Shares of a Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Trust shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Trust intends to give such notice and on the date of redemption (a) the Trust has available certain Deposit Securities with maturity or tender dates not later than the Business Day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series by reason of the redemption of such Series on such date fixed for the redemption and (b) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal the ARPS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Trust makes the deposit and takes the other action required thereby.


                  (ii) If the Trust fails to maintain, as of any Valuation Date,
            Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act ARPS Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the ARPS Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act ARPS Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), ARPS will be subject to mandatory redemption out of funds legally available therefor. The number of ARPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of ARPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Trust having Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount, or sufficient to satisfy 1940 Act ARPS Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of ARPS the redemption of which would have such result, all Outstanding ARPS will be redeemed), and (B) the maximum number of ARPS that can be redeemed out of funds expected to be available therefor on the

            Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                  (iii) The Trust shall allocate the number of ARPS required to be redeemed pursuant to the foregoing Section 3(a)(ii) to satisfy the ARPS Basic Maintenance Amount or the 1940 Act ARPS Asset Coverage, as the case may be, pro rata among the Holders of ARPS in proportion to the number of ARPS that they hold plus the number of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Trust shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) or
            (a)(iii) of this Section 3 no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Trust does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of ARPS which would be required to be redeemed by the Trust under clause (A) of subparagraph (a)(ii) or subparagraph (a)(iii) of this
            Section 3 if sufficient funds were available, together with other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Trust otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Trust shall redeem those ARPS, and other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Trust will have such funds available, upon notice pursuant to Section 3(b) to record owners of ARPS to be redeemed and the Paying Agent. The Trust will deposit with the Paying Agent funds sufficient to redeem the specified number of ARPS with respect to a redemption required under subparagraph (a)(ii) or subparagraph (a)(iii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding ARPS are to be redeemed pursuant to this Section 3(a)(iii), the number of ARPS to be redeemed shall be redeemed pro rata from the Holders of such ARPS in proportion to the number of ARPS held by such Holders, by lot or by such other method as the Trust shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

            (b) In the event of a redemption pursuant to Section 3(a) hereof, the Trust will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Trust shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Shares of each Series called for redemption not later than the close of business on the

Business Day immediately following the day on which the Auction Agent determines the Shares to be redeemed (or, during a Default Period with respect to such Shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Trust). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series at their addresses appearing on the share records of the Trust. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of ARPS to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on ARPS to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all ARPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of ARPS to be redeemed from such Holder.

            (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(e) hereof, no ARPS may be redeemed unless all dividends in arrears on the Outstanding ARPS and all shares of beneficial interest of the Trust ranking on a parity with ARPS with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding ARPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding ARPS.

            (d) Upon the deposit of funds sufficient to redeem Shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such Shares shall cease to accumulate and such Shares shall no longer be deemed to be Outstanding ARPS for any purpose (including, without limitation, for purposes of calculating whether the Trust has maintained the requisite ARPS Basic Maintenance Amount or the 1940 Act ARPS Asset Coverage), and all rights of the Holder of the Shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent in accordance with Section 3(g) hereof. The Trust shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of ARPS called for redemption on such date and (ii) such other amounts, if any, to which Holders of Shares of each Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by applicable law, be paid to the Trust, after which time the Holders of ARPS so called for redemption may look only to the Trust for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

            (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem Shares of any Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any Shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Trust may not have redeemed Shares of any Series for which a Notice of Redemption has been given, dividends may be declared and paid on ARPS and shall include those ARPS for which Notice of Redemption has been given but for which deposit of funds has not been made.

            (f) All moneys paid to the Paying Agent for payment of the redemption price of Shares of any Series called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of Shares so to be redeemed.

            (g) So long as any Shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such Shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

            (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Trust to repurchase or otherwise acquire any Shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such repurchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Shares of any Series for which Notice of Redemption has been given and the Trust is in compliance with the 1940 Act ARPS Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount after giving effect to such repurchase or acquisition on the date thereof. Any Shares which are repurchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding ARPS of any Series are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

            (i) In the case of any redemption pursuant to this Section 3, only whole ARPS shall be redeemed, and in the event that any provision of this Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole ARPS are redeemed.

            (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may establish and issue additional series of Preferred Shares, including other Series, ranking prior to or on a parity with ARPS with respect to the payment of dividends or the distribution of assets upon the dissolution or liquidation of the Trust or the termination of the Trust or the Preferred Shares, to the extent permitted by the 1940 Act only if, upon issuance, either
(A) the net proceeds from the sale of Shares of such additional series (or such portion thereof needed to redeem or repurchase the Outstanding ARPS) are deposited with the Paying Agent in accordance with
Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding ARPS or (B) the Trust would meet the 1940 Act ARPS Asset Coverage, the ARPS Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

      4.    Designation of Dividend Period.

            (a) The initial Dividend Period for each Series is as set forth under "Designation" above. The Trust will designate the duration of subsequent Dividend Periods of each Series; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Paying Agent the full amount of any dividend on, or the redemption price of, ARPS shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Trust shall have mailed a Notice of Redemption with respect to any ARPS, the redemption price with respect to such ARPS shall have been deposited with the Paying Agent, and
(v) the Trust has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount, and the Trust has consulted with the Broker-Dealers and has provided notice of such designation and an ARPS Basic Maintenance Certificate to Moody's (if Moody's is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and so requires.

            (b) If the Trust proposes to designate any Special Rate Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Rate Period is fewer than eight days) nor more than thirty Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Trust will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

      No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (i) a notice stating (A) that the Trust has determined to
            designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period.

If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

      5.    Restrictions on Transfer. Shares of a Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Trust or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose Shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding ARPS through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Shares of a Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

      6.    Voting Rights.

            (a) Except as otherwise provided in this Declaration or as otherwise required by applicable law, (i) each Holder of Shares of any Series shall be entitled to one vote for each Share of any Series held on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of Outstanding Preferred Shares, including each Series, and Common Shares shall vote together as a single Class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Trust held for the election of a class of Trustees that includes a Preferred Share Trustee, the holders of the Outstanding Preferred Shares, including each Series, represented in person or by proxy at said meeting, shall be entitled, as a Class and to the exclusion of the holders of Common Shares and all other securities of the Trust, to elect such Preferred Share Trustee, each Preferred Share entitling the holder thereof to one vote. The identity of the nominees for Preferred Share Trustees may be fixed by the Board of Trustees pursuant to the Bylaws. Subject to paragraph (b) of this Section 6, the holders of Common Shares that are Outstanding Shares and the holders of Outstanding Preferred Shares, including each Series, voting together as a single Class, shall elect the balance of the Trustees.

            (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), and notwithstanding the maximum number of Trustees set forth in this Declaration, the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Preferred Share Trustees elected exclusively by the holders of Preferred Shares, including each Series, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of the Outstanding Preferred Shares, including each Series, shall be entitled, voting as a Class on a one-vote-per-Share basis and to the exclusion of the holders of Common Shares and all other securities of the Trust, to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                  (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                  (ii) if at any time holders of any Preferred Shares are
            entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares, including each Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

            (c) As soon as practicable after the accrual of any right of the holders of Preferred Shares, including each Series, to elect additional Trustees as described in paragraph (b) of this Section 6, the Trust shall notify the Auction Agent and shall call a special meeting of such holders. The Trust shall instruct the Auction Agent to mail a notice of such special meeting to such holders and, notwithstanding any other provision of the Bylaws, such meeting shall be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares, including each Series, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a Class and to the exclusion the holders of Common Shares and all other securities of the Trust, shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this
Section 6 on a one-vote-per-share basis.

            (d) During the Voting Period, the terms of office of all persons who are Trustees at the time of a special meeting of Holders of ARPS and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by such holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees elected by the holders of Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Trust, notwithstanding the maximum number of Trustees set forth in this Declaration.

            (e) Notwithstanding any other provision in this Declaration, simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders of ARPS and the holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

            (f) Notwithstanding any other provision in this Declaration, so long as there are any Outstanding Preferred Shares, the Trust will not, without the affirmative Majority Shareholder Vote of the Preferred Shares, voting as a separate Class (i) amend, alter or repeal any of the preferences, rights or powers of the Preferred Shares so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below; (ii) increase the number of Preferred Shares authorized for issuance; (iii) establish or issue any class of shares of beneficial interest of the Trust or any series thereof, including additional Preferred Shares or series thereof, ranking senior to or on a parity with the existing Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest or series thereof ranking senior to or on a parity with the existing Preferred Shares or reclassify any authorized Shares into any Shares ranking senior to or on a parity with the existing Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or Section 11 hereof, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time establish, designate and classify, and the Trust may from time to time issue, additional Preferred Shares and series thereof, including other Series of ARPS, ranking on a parity with ARPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or termination of the Trust, and may reclassify and/or issue any additional Shares of each Series, subject to continuing compliance by the Trust with 1940 Act ARPS Asset Coverage and ARPS Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any trust action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Trust's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to ARPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness excepted under clause
(vi) below or as otherwise permitted by the Trust's investment policies and restrictions, (E) liens to secure payment for services rendered including, without limitation, services rendered by the Trust's custodian and the Auction Agent, and (F) liens, pledges, security interests or other encumbrances arising from swap agreements; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Trust may borrow as may be permitted by the Trust's investment policies and restrictions; provided, however, that transfers of assets by the Trust subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Trust has Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount as of the immediately preceding Valuation Date.

            (g) The affirmative Majority Shareholder Vote of the Outstanding Preferred Shares, including each Series, voting as a separate Class, shall be required to approve any plan of reorganization (as such term is used in the 1940
Act) adversely affecting such Shares or any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's, S&P and any such Other Rating Agency, as applicable, of the results of such vote.

            (h) The affirmative Majority Shareholder Vote of the Outstanding ARPS of a Series, voting separately from any other Series or other series of Preferred Shares, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that Series in a manner different from that of other Series or series of Preferred Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such Series; (ii) creates, alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such Series. The vote of Holders of Shares of any Series described in this Section 6(h) will in each case be in addition to and not in lieu of any separate vote of the requisite percentage of Common Shares and/or Preferred Shares that is necessary to authorize the action in question.

            (i) The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including any Series, or any other shareholder of the Trust, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Trust, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of Moody's (if Moody's is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including ARPS, or the holders thereof, provided that the Board of Trustees receives written confirmation from Moody's, S&P or such Other Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to and adopted in connection with another rating agency's rating of any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

      In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any Series, or any other shareholder of the Trust, and without receiving any confirmation from Moody's, S&P or any Other Rating Agency, as applicable, after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the ARPS Basic Maintenance Amount.

            (j) Unless otherwise required by applicable law, Holders of Shares of any Series shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Declaration. The Holders of Shares of any Series shall have no rights to cumulative voting. In the event that the Trust fails to pay any dividends on the Shares of any Series, the exclusive remedy of the Holders thereof shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

            (k) The foregoing voting provisions will not apply with respect to any Series if, at or prior to the time when a vote is required, such Series has been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

            (l) Notwithstanding anything to the contrary in this Section 6, to the extent that Article VI of this Declaration establishes a higher voting requirement for Preferred Shares with respect to any voting right described in this Section 6, such higher voting requirement in Article VI shall control.

      7.    Liquidation Rights.

            (a) Upon the dissolution, liquidation or termination of the Trust, whether voluntary or involuntary, the Holders of Outstanding ARPS of each Series, together with holders of any Shares ranking on a parity with each Series upon dissolution, liquidation or termination of the Trust, shall be entitled to receive and to be paid out of the assets of the Trust (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Trust an amount equal to the liquidation preference with respect to such Shares. The liquidation preference for each Series shall be $25,000 per Share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant Shares.

            (b) If, upon any such liquidation, dissolution or termination of the Trust, whether voluntary or involuntary, the assets of the Trust available for distribution among the holders of all Outstanding Preferred Shares, including ARPS, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all Outstanding Preferred Shares, including ARPS, ratably in any such distribution of assets according to the respective amounts which would be payable on all such Shares if all amounts thereon were paid in full.

            (c) Upon the dissolution, liquidation or termination of the Trust, whether voluntary or involuntary, until payment in full is made to the Holders of ARPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Shares or any other shares of beneficial interest of the Trust ranking junior to ARPS upon the dissolution, liquidation or termination of the Trust and no repurchase, redemption or other acquisition for any consideration by the Trust shall be made in respect of the Common Shares or any other shares of beneficial interest of the Trust ranking junior to ARPS upon dissolution, liquidation or termination of the Trust.

            (d) A consolidation, reorganization or merger of the Trust with or into any other Person, or a sale, lease or exchange of all or substantially all of the assets of the Trust in consideration for the issuance of equity securities of another Person, shall not be deemed to be a liquidation, dissolution or termination of the Trust, whether voluntary or involuntary, for the purposes of this Section 7.

            (e) After the payment to the holders of Preferred Shares, including ARPS, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including ARPS, as such shall have no right or claim to any of the remaining assets of the Trust.

            (f) In the event the assets of the Trust or proceeds thereof available for distribution to the Holders of ARPS, upon any dissolution, liquidation or termination of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any Shares ranking on a parity with ARPS unless proportionate distributive amounts shall be paid on account of ARPS, ratably, in proportion to the full distributable amounts to which holders of all such parity Shares are entitled upon such dissolution, liquidation or termination.

            (g) Subject to the rights of the holders of Shares ranking on a parity with ARPS with respect to the distribution of assets upon the dissolution, liquidation or termination of the Trust, after payment shall have been made in full to the Holders of ARPS as provided in paragraph (a) of this
Section 7, but not prior thereto, any Shares ranking junior to ARPS with respect to the distribution of assets upon the dissolution, liquidation or termination of the Trust shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of ARPS shall not be entitled to share therein.

      8. Auction Agent. For so long as there are any Outstanding ARPS, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which, however, may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that there are any Outstanding ARPS, the Trust shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

      9. 1940 Act ARPS Asset Coverage. The Trust shall maintain, as of the last Business Day of each month in which there are any Outstanding ARPS, asset coverage with respect to

ARPS which is equal to or greater than the 1940 Act ARPS Asset Coverage; provided, however, that Section 3(a)(ii) hereof shall be the sole remedy in the event the Trust fails to do so.

      10. ARPS Basic Maintenance Amount. So long as there are any Outstanding ARPS and Moody's, S&P or any Other Rating Agency which so requires is then rating ARPS, the Trust shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating ARPS), S&P Eligible Assets (if S&P is then rating ARPS) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the ARPS Basic Maintenance Amount; provided, however, that Section 3(a)(ii) hereof shall be the sole remedy in the event the Trust fails to do so.

      11. Certain Other Restrictions. Notwithstanding any other provision in this Declaration, for so long as there are any Outstanding ARPS and Moody's, S&P or any Other Rating Agency which so requires is then rating such ARPS, the Trust will not, unless it has received written confirmation from Moody's (if Moody's is then rating ARPS), S&P (if S&P is then rating ARPS) and (if applicable) such Other Rating Agency that any such action would not impair the rating then assigned by such rating agency to a Series, engage in any one or more of the following activities or transactions:

            (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities;

            (b) issue additional ARPS or any Shares ranking prior to or on a parity with ARPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or termination of the Trust;

            (c) engage in any short sales of securities;

            (d) merge or consolidate into or with any other Person;

            (e) utilize any pricing service other than FT Interactive Data, Reuters, Telekurs, Bloomberg Financial Markets, J.J. Kenney Pricing Service, Merrill Lynch Securities Pricing Service or Bridge Data Corp., or any other pricing service then permitted by S&P and Moody's, or fail to notify S&P and Moody's upon a change of the Trust's then-current pricing service provider; or


            (f) enter into any interest rate swap or cap agreement, unless:
(1) the value of such agreement is marked to market daily by the counterparty;
(2) upon failure of the trust to maintain Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount, the Trust will have the right to terminate such agreement and the Trust shall terminate such agreement; (3) the counterparty to such agreement agrees that it will not institute against the Trust any bankruptcy, reorganization, insolvency, arrangement or liquidation proceedings under the laws of the United States or any state thereof; and (4) the Trust obtains such rating agency confirmation with respect to any amendment to, or transfer of, such agreement.


      For purposes of valuation of Moody's Eligible Assets: (A) if the Trust writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of ARPS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Trust buys have no value. For so long as ARPS are rated by Moody's: (A) the Trust will not engage in options transactions for leveraging or speculative purposes; (B) the Trust will not write or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Trust will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Trust would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the ARPS Basic Maintenance Amount; (D) the Trust will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions relating to the ARPS Basic Maintenance Amount; (E) for purposes of the ARPS Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Trust shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Trust with any of a class of securities, the Trust shall assume for purposes of the ARPS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Trust will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Trust's options transactions by the Trust's independent accountants to confirm that the Trust is in compliance with these standards.

      12. Compliance Procedures. For so long as there are any Outstanding ARPS and Moody's, S&P or any Other Rating Agency which so requires is then rating such ARPS:

            (a) As of each Valuation Date, the Trust shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Trust on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the ARPS Basic Maintenance Amount is met in accordance with Section 10 as of that date,
(iv) the value of the total assets of the Trust, less all liabilities, and (v) whether the 1940 Act ARPS Asset Coverage is met as of that date.

            (b) Upon any failure to maintain the required ARPS Basic Maintenance Amount or 1940 Act ARPS Asset Coverage on any Valuation Date, the Trust may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing ARPS outside of an Auction or in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), subject to the fiduciary obligations of the Board of Trustees, to reattain (or certify in the case of a failure to file on a timely basis, as the case may be) the required ARPS Basic Maintenance Amount or 1940 Act ARPS Asset Coverage on or prior to the Asset Coverage Cure Date.

            (c) Compliance with the ARPS Basic Maintenance Amount and 1940 Act ARPS Asset Coverage tests shall be determined with reference only to the Outstanding ARPS.

            (d) The Trust shall deliver to the Auction Agent and Moody's (if Moody's is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this
Section 12 (a "ARPS Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any such rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Trust's cure of a failure to meet the ARPS Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including ARPS, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the ARPS Basic Maintenance Amount. Such ARPS Basic Maintenance Certificate shall be delivered on or before the fifth Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

            (e) The Trust shall deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a certificate with respect to the calculation of the 1940 Act ARPS Asset Coverage and the value of the portfolio holdings of the Trust (a "1940 Act ARPS Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act ARPS Asset Coverage. Such 1940 Act ARPS Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this Section 12 may be combined into a single certificate.

            (f) Within ten Business Days of the Date of Original Issue, the Trust shall deliver to the Auction Agent, Moody's (if Moody's is then rating
ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a letter prepared by the Trust's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Trust in the ARPS Basic Maintenance Certificate and the 1940 Act ARPS Asset Coverage Certificate required to be delivered by the Trust as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Trust on which an ARPS Basic Maintenance Certificate is required to be delivered, the Trust will deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Trust in such ARPS Basic Maintenance Certificate and in any other ARPS Basic Maintenance Certificate randomly selected by the Trust's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Trust on which a 1940 Act ARPS Asset Coverage Certificate is required to be delivered, the Trust will deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Trust in such 1940 Act ARPS Asset Coverage Certificate. In addition, the Trust will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Trust on each ARPS Basic Maintenance Certificate and 1940 Act ARPS Asset Coverage Certificate delivered pursuant to clause (D) of paragraph (d) or clause (ii)(B) of paragraph (e) of this Section 12, as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Trust's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the ARPS Basic Maintenance Amount on any prior Valuation Dates.

            (g) The Accountant's Certificates referred to in paragraph (f) of this Section 12 will confirm, based upon the independent accountant's review,
(i) the mathematical accuracy
of the calculations reflected in the related ARPS Basic Maintenance Amount and 1940 Act ARPS Asset Coverage Certificates, as the case may be, and (ii) that the Trust determined whether the Trust had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with this Declaration.

            (h) In the event that an ARPS Basic Maintenance Certificate or 1940 Act ARPS Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Trust shall be deemed to have failed to maintain the ARPS Basic Maintenance Amount or the 1940 Act ARPS Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) hereof. In the event that an ARPS Basic Maintenance Certificate or 1940 Act ARPS Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified herein, the Trust shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount or the 1940 ARPS Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

      13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

      14. Waiver. Holders of at least two-thirds of the Outstanding Preferred Shares, acting collectively, or each Series, acting separately, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

      15. Termination. In the event that there are no Outstanding ARPS, all rights and preferences of ARPS established and designated hereunder shall cease and terminate, and all obligations of the Trust under this Statement shall terminate.

      16. Amendment. Subject to the provisions of this Statement, so long as shareholder approval is not required pursuant to this Declaration, the Board of Trustees may, by resolution duly adopted and without shareholder approval, amend this Statement. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any patent defect.

                          PART II: AUCTION PROCEDURES

      1.    Orders

            (a) Prior to the Submission Deadline on each Auction Date for Shares of a Series:

                  (i) each Beneficial Owner of Shares of such Series may submit to its Broker-Dealer by telephone or otherwise information as to:

                        (A) the number of Outstanding ARPS, if any, of such
                  Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for Shares of such Series for the next succeeding Rate Period of such Shares;

                        (B) the number of Outstanding ARPS, if any, of such
                  Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Shares of such Series for the next succeeding Rate Period of Shares of such Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                        (C) the number of Outstanding ARPS, if any, of such
                  Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Shares of such Series for the next succeeding Rate Period of Shares of such Series;

and

                  (ii) one or more Broker-Dealers, using lists of Potential
            Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including persons that are not Beneficial Owners, on such lists to determine the number of Shares, if any, of such Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for Shares of such Series for the next succeeding Rate Period of Shares of such Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

            (b) (i) A Bid by a Beneficial Owner or an Existing Holder of Shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding ARPS of such Series
                  specified in such Bid if the Applicable Rate for Shares of such Series determined on such Auction Date shall be less than the rate specified therein;

                        (B) such number or a lesser number of Outstanding ARPS
                  of such Series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for Shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or

                        (C) the number of Outstanding ARPS of such Series
                  specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for Shares of such Series, or such number or a lesser number of Outstanding ARPS of such Series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for Shares of such Series and Sufficient Clearing Bids for Shares of such Series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder
            of Shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding ARPS of such Series specified in such Sell Order; or

                        (B) such number or a lesser number of Outstanding ARPS
                  of such Series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for Shares of such Series do not exist;

                  PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to Shares of a Series shall not be liable to any person for failing to sell such Shares pursuant to a Sell Order described in the proviso to paragraph (c) of
                  Section 2 of this Part II if (1) such Shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 5 of Part I hereof or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes in good faith that it is not the Existing Holder of such Shares.

                  (iii) A Bid by a Potential Beneficial Holder or a Potential
            Holder of Shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                        (A) the number of Outstanding ARPS of such Series
                  specified in such Bid if the Applicable Rate for Shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or

                        (B) such number or a lesser number of Outstanding ARPS
                  of such Series as set forth in clause (v) of paragraph (a) of
                  Section 4 of this Part II if the Applicable Rate for Shares of such Series determined on such Auction Date shall be equal to the rate specified therein.

            (c) No Order for any number of ARPS other than whole numbers of ARPS shall be valid.

      2.    Submission of Orders by Broker-Dealers to Auction Agent

            (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Shares of a Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of Shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such Shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

                  (ii) the aggregate number of Shares of such Series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of
            Shares of such Series:

                        (A) the number of Shares, if any, of such Series subject
                  to any Hold Order of such Existing Holder;

                        (B) the number of Shares, if any, of such Series subject
                  to any Bid of such Existing Holder and the rate specified in such Bid; and

                        (C) the number of Shares, if any, of such Series subject
                  to any Sell Order of such Existing Holder; and

                  (iv) to the extent such Bidder is a Potential Holder of Shares of such series, the rate and number of Shares of such Series specified in such Potential Holder's Bid.

            (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

            (c) If an Order or Orders covering all of the Outstanding ARPS of a Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding ARPS of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding ARPS of such Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding ARPS of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

            (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding ARPS of a Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for Shares of such Series shall be
            considered valid, but only up to and including in the aggregate the number of Outstanding ARPS of such Series held by such Existing Holder, and if the number of Shares of such Series subject to such Hold Orders exceeds the number of Outstanding ARPS of such Series held by such Existing Holder, the number of Shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding ARPS of such Series held by such Existing Holder;

                  (ii) (A) any Bid for Shares of such Series shall be considered valid up to and including the excess of the number of Outstanding ARPS of such Series held by such Existing Holder over the number of Shares of such Series subject to any Hold Orders referred to in clause (i) above;

                        (B) subject to subclause (A), if more than one Bid of an
                  Existing Holder for Shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding ARPS of such Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of Shares of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of Shares of such Series equal to such excess;

                        (C) subject to subclauses (A) and (B), if more than one
                  Bid of an Existing Holder for Shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                        (D) in any such event, the number, if any, of such
                  Outstanding ARPS of such Series subject to any portion of Bids considered not valid in whole or in part under this clause
                  (ii) shall be treated as the subject of a Bid for Shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for Shares of such Series shall be
            considered valid up to and including the excess of the number of Outstanding ARPS of such Series held by such Existing Holder over the sum of Shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause
            (ii) above.

            (e) If more than one Bid for one or more Shares of a Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of Shares therein specified.

            (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

            (a) Not earlier than the Submission Deadline on each Auction Date for Shares of a Series, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of Shares of such Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such Series:

                  (i) the excess of the number of Outstanding ARPS of such
            Series over the number of Outstanding ARPS of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available ARPS" of such series);

                  (ii) from the Submitted Orders for Shares of such Series
            whether:

                        (A) the number of Outstanding ARPS of such Series
                  subject to Submitted Bids of Potential Holders specifying one or more rates less than or equal to the Maximum Rate for Shares of such Series;

                  exceeds or is equal to the sum of:

                        (B) the number of Outstanding ARPS of such Series
                  subject to Submitted Bids of Existing Holders specifying one or more rates less than or equal to the Maximum Rate for Shares of such Series; and

                        (C) the number of Outstanding ARPS of such Series subject to Submitted Sell Orders

      (in the event such excess or such equality exists (other than because the number of Shares of such Series in subclauses (B) and (C) above is zero because all of the Outstanding ARPS of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for Shares of such Series); and

                  (iii) if Sufficient Clearing Bids for Shares of such Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for Shares of such Series) which if:

                        (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Shares of such Series that are subject to such Submitted Bids; and

                        (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

      would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding ARPS of such Series which, when added to the number of Outstanding ARPS of such Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available ARPS of such Series.

            (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for Shares of the Series for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for Shares of such Series for the next succeeding Rate Period thereof as follows:

                  (i) if Sufficient Clearing Bids for Shares of such Series
            exist, that the Applicable Rate for all Shares of such Series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for Shares of such Series so determined;

                  (ii) if Sufficient Clearing Bids for Shares of such Series do not exist (other than because all of the Outstanding ARPS of such Series are subject to Submitted Hold Orders), that the Applicable Rate for all Shares of such Series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for Shares of such Series; or

                  (iii) if all of the Outstanding ARPS of such Series are
            subject to Submitted Hold Orders, that the Applicable Rate for all Shares of such Series for the next succeeding Rate Period thereof shall be All Hold Rate.

      4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

      Existing Holders shall continue to hold ARPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of
Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

            (a) If Sufficient Clearing Bids for Shares of a Series have been made, all Submitted Sell Orders with respect to Shares of such Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
Section 4, Submitted Bids with respect to Shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to Shares of such Series shall be rejected:

                  (i) Existing Holders' Submitted Bids for Shares of such Series specifying any rate that is higher than the Winning Bid Rate for Shares of such Series shall be accepted, thus requiring each such Existing Holder to sell ARPS subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for Shares of such
            Series specifying any rate that is lower than the Winning Bid Rate for Shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold ARPS subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for Shares of such
            Series specifying any rate that is lower than the Winning Bid Rate for Shares of such Series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for Shares of such
            Series specifying a rate that is equal to the Winning Bid Rate for Shares of such Series shall be rejected, thus entitling such Existing Holder to continue to hold ARPS subject to such Submitted Bid, unless the number of Outstanding ARPS subject to all such Submitted Bids shall be greater than the number of ARPS ("remaining Shares") in the excess of the Available ARPS of such Series over the number of ARPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold ARPS subject to such Submitted Bid, but only in an amount equal to the number of ARPS of such Series obtained by multiplying the number of remaining Shares by a fraction, the numerator of which shall be the number of Outstanding ARPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding ARPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for Shares of such Series; and

                  (v) each Potential Holder's Submitted Bid for Shares of such
            Series specifying a rate that is equal to the Winning Bid Rate for Shares of such Series shall be accepted but only in an amount equal to the number of Shares of such Series obtained by multiplying the number of Shares in the excess of the Available ARPS of such Series over the number of ARPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding ARPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding ARPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for Shares of such Series.

            (b) If Sufficient Clearing Bids for Shares of a Series have not been made (other than because all of the Outstanding ARPS of such Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 4, Submitted Orders for Shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for Shares of such Series shall be rejected:

                  (i) Existing Holders' Submitted Bids for Shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for Shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold ARPS subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for Shares of such
            Series specifying any rate that is equal to or lower than the Maximum Rate for Shares of such Series shall be accepted; and

                  (iii) Each Existing Holder's Submitted Bid for Shares of such
            Series specifying any rate that is higher than the Maximum Rate for Shares of such Series and the Submitted Sell Orders for Shares of such Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the Shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of Shares of such Series obtained by multiplying the number of Shares of such Series subject to Submitted Bids described in clause
            (ii) of this paragraph by a fraction, the numerator of which shall be the number of Outstanding ARPS of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding ARPS of such Series subject to all such Submitted Bids and Submitted Sell Orders.

            (c) If all of the Outstanding ARPS of a Series are subject to Submitted Hold Orders, all Submitted Bids for Shares of such Series shall be rejected.

            (d) If, as a result of the procedures described in clause (iv) or
(v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of ARPS of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of Shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole number of ARPS.

            (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole number of ARPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate ARPS of such Series for purchase among Potential Holders so that only whole numbers of ARPS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing ARPS of such Series on such Auction Date.

            (f) Based on the results of each Auction for Shares of a Series, the Auction Agent shall determine the aggregate number of Shares of such Series to be purchased and the aggregate number of Shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of Shares to be purchased and such aggregate number of Shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, ARPS of such Series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Shares of a Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such Shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such Shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such Shares against payment therefor, partial deliveries of ARPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for Shares of such Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

            (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Shares of ARPS of any Series or to pay for ARPS of any Series sold or purchased pursuant to the Auction Procedures or otherwise.

                             PART III: DEFINITIONS

      1. As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Part III of this Statement or otherwise in this Declaration; provided, however, that solely for purposes of this Statement, if there are any inconsistencies between the definitions in Part III of this Statement and the definitions otherwise in this Declaration, the definitions in
Part III of this Statement shall control. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

            (a) "'AA' Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefore, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

            (b) "Accountant's Certificate" has the meaning set forth in Section 12(f) of Part I hereof.

            (c) "Affiliate" means any Person controlling, controlled by or under common control with the Trust; provided, however, that no Broker-Dealer controlling, controlled by or under common control with the Trust shall be deemed to be an Affiliate; nor shall any Person or any Person controlling, controlled by or under common control with such Person, one of the trustees, directors or executive officers of which is also a Trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Trust.

            (d) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

            (e) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

            (f) "Applicable Rate" means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all ARPS are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

            (g) "ARPS" means Auction Rate Preferred Shares, liquidation preference $25,000 per Share.

            (h) "ARPS Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to


                  (i) the sum of (A) the sum of the products resulting from
            multiplying the number of Outstanding ARPS on such date by the liquidation preference (and redemption premium, if any) per Share;
            (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding ARPS that follows such Valuation Date (or to the 37th Business Day after such Valuation Date, if such 37th Business Day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Trust non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to ARPS plus interest actually accrued together with 37 Business Days additional interest on the current outstanding balances calculated at the current rate;
            (E) 100 percent of the termination value of any swap, if payable by the Trust, marked to market daily as determined by the swap counterparty; (F) any current liabilities, payable during the 37 Business Days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a notice of redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E); and (G) liabilities arising from any additional series of Preferred Shares, including other Series, ranking prior to or on a parity with ARPS with respect to the payment of dividends or the distribution of assets upon the dissolution or liquidation of the Trust or the termination of the Trust or the Preferred Shares; less

                  (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any
            (i)(B) through (i)(G) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's and A-1+ by S&P, it will be valued at its face value).


            (i) "ARPS Basic Maintenance Certificate" has the meaning set forth in Section 12(d) of Part I hereof.

            (j) "ARPS Series M, W, R and F" means the Shares of Series M, W, R and F of ARPS or any other Preferred Shares hereinafter designated as Shares of Series M, W, R and F of ARPS.

            (k) "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii) of Part I hereof.

            (l) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

            (m) "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.

            (n) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

            (o) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

            (p) "Beneficial Owner," with respect to Shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such Shares.

            (q) "Bid" shall have the meaning specified in paragraph (a) of
Section 1 of Part II hereof.

            (r) "Bidder" shall have the meaning specified in paragraph (a) of
Section 1 of Part II hereof; provided, however, that neither the Trust nor any Affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an Affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

            (s) "Board of Trustees" or "Board" means the Board of Trustees of the Trust.

            (t) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by applicable law to perform the functions required of a Broker-Dealer by the

Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

            (u) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

            (v) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by applicable law to close.

            (w) "Code" means the Internal Revenue Code of 1986, as amended.

            (x) "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

            (y) "Date of Original Issue" means the date on which a Series is originally issued by the Trust.

            (z) "Default" has the meaning set forth in Section 2(c)(ii) of Part I hereof.

            (aa) "Default Period" has the meaning set forth in Section 2(c)(ii) of Part I hereof.

            (bb) "Default Rate" means the Reference Rate multiplied by three
(3).

            (cc) "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of
Section 3(a)(i) of Part I hereof, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

            (dd) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating ARPS), the S&P Discount Factor (if S&P is then rating ARPS) or the discount factor established by any Other Rating Agency which is then rating ARPS and which so requires, whichever is applicable.

            (ee) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

            (ff) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of Part I hereof.

            (gg) "Dividend Payment Date" with respect to a Series means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.


            (hh) "Dividend Period" means, with respect to a Series, the period commencing on the Date of Original Issue thereof and ending on the date specified herein for such Series and thereafter, as to such Series, the period commencing on the day following each Dividend Period for such Series and ending on the day established for such Series by the Trust.


            (ii) "Eligible Assets" means Moody's Eligible Assets, S&P's Eligible Assets (if Moody's or S&P are then rating ARPS) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating ARPS, whichever is applicable.

            (jj) "Existing Holder," with respect to Shares of a Series, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of such Shares.



            (kk) Reserved.

            (ll) Reserved.

            (mm) Reserved.

            (nn) Reserved.

            (oo) "Holder" means, with respect to ARPS, the registered holder of Shares of each Series as the same appears on the share ledger or share records of the Trust.

            (pp) "Hold Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II hereof.

            (qq) "Mandatory Redemption Date" has the meaning set forth in
Section 3(a)(iii) of Part I hereof.

            (rr) "Mandatory Redemption Price" has the meaning set forth in
Section 3(a)(iii) of Part I hereof.

            (ss) "Market Value" means the fair market value of an asset of the Trust as computed as follows: Each security (excluding convertible bonds) held by the Trust is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon the lower of two dealer bid prices from dealers making a market in such security. For U.S. securities, the dealers must be members of the National Association of Securities Dealers Inc. For non-U.S. securities, the dealers must be members of a dealer panel. At least one of the bids must be in writing and securities that are priced using models may require additional quotes. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Further, if events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the New York Stock Exchange, the Trust may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Foreign securities are converted into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the New York Stock Exchange. The values of such securities are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the New York Stock Exchange which will not be reflected in the computation of the Market Value of an asset of the Trust. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the New York Stock Exchange as determined in good faith by or under the supervision of the Board of Trustees. Any swap transaction that the Trust enters into may, depending on the applicable interest rate environment, have a positive or negative value. Any cap transaction that the Trust enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

            (tt) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the applicable percentage of the Reference Rate determined as set forth below based on the lower of the credit ratings assigned to the ARPS by Moody's and S&P, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the ARPS Basic Maintenance Amount.

     MOODY'S CREDIT RATING              S&P CREDIT RATING              APPLICABLE PERCENTAGE
     ---------------------              -----------------              ---------------------
         aa3 or Above                     AA- or Above                         150%
           a3 to a1                         A- to A+                           175%
         baa3 to baa1                     BBB- to BBB+                         250%
          Below baa3                       Below BBB-                          275%


            (uu) Reserved.

            (vv) "Moody's" means Moody's Investors Service, Inc. and its successors at law.

            (ww) "Moody's Discount Factor" means, for the purposes of determining the ARPS Basic Maintenance Amount, the percentage determined below:

                  (i) Common shares and preferred shares of REITs and Other Real
            Estate Companies:





                                                                                   DISCOUNT FACTOR(1)(2)(3)
                                                                                   ------------------------
Common Shares of REITs.................................................                      154%
Preferred Shares of REITs with Senior Implied
        Moody's (or S&P) rating:.......................................                      154%
        without Senior Implied Moody's (or S&P) rating:................                      208%
Preferred Shares of Other Real Estate Companies with
     Senior Implied Moody's (or S&P) rating:...........................                      208%
     without Senior Implied Moody's (or S&P) rating:...................                      250%

--------------------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is between $150 million and $500 million.

                  (ii) Debt Securities of REITs and Other Real Estate
            Companies(1):

     MATURITY
     IN YEARS           Aaa          Aa           A          Baa          Ba           B          Caa        NR(2)
     --------           ---          --           -          ---          --           -          ---        -----
         1              109%        112%        115%         118%        119%        125%         225%        250%
         2              115%        118%        122%         125%        127%        133%         225%        250%
         3              120%        123%        127%         131%        133%        140%         225%        250%
         4              126%        129%        133%         138%        140%        147%         225%        250%
         5              132%        135%        139%         144%        146%        154%         225%        250%
         7              139%        143%        147%         152%        156%        164%         225%        250%
        10              145%        150%        155%         160%        164%        173%         225%        250%
        15              150%        155%        160%         165%        170%        180%         225%        250%
        20              150%        155%        160%         165%        170%        190%         225%        250%
        30              150%        155%        160%         165%        170%        191%         225%        250%

--------------------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unrated debt securities are limited to 10% of discounted Eligible Assets. If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the Trust will use the percentage set forth under "NR" in this table.

                  (iii) U.S. Treasury Securities and U.S. Treasury Strips (as
            defined by Moody's):


                                                      U.S. TREASURY SECURITIES           U.S. TREASURY STRIPS
            REMAINING TERM TO MATURITY                     DISCOUNT FACTOR                 DISCOUNT FACTOR
            --------------------------                     ---------------               --------------------
1 year or less                                                  107%                              107%
2 years or less (but longer than year)                          113%                              114%
3 years or less (but longer than 2 years)                       118%                              120%
4 years or less (but longer than 3 years)                       123%                              127%
5 years or less (but longer than 4 years)                       128%                              133%
7 years or less (but longer than 5 years)                       135%                              145%
10 years or less (but longer than 7 years)                      141%                              159%
15 years or less (but longer than 10 years)                     146%                              184%
20 years or less (but longer than 15 years)                     154%                              211%
30 years or less (but longer than 20 years)                     154%                              236%

                  (iv) Short-Term Instruments and Cash. The Moody's Discount
            Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.

            (xx) "Moody's Eligible Asset" means the following:

                  (i) Common shares of REITs and preferred shares and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common shares, preferred shares, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and (E) and which are issued by REITs or Other Real Estate Companies with a minimum market capitalization (including common shares and preferred shares) of $150 million;

                  (ii) Unrated debt securities issued by an issuer which: (A)
            has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

                  (iii) Interest rate swaps entered into according to
            International Swaps and Derivatives Association, Inc. ("ISDA") standards if (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

                  (iv) U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

                  (v) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month,
            (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

                  (vi) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (B) (1) with counterparties having a

            Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is: (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Trust will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by Trust's advisors, subadviser, custodian, transfer agent or Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the ARPS Basic Maintenance Amount.

            (yy) "Moody's Real Estate Industry/Property Sector Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, NAREIT):

            (i)      Office

            (ii)     Industrial

            (iii)    Mixed

            (iv)     Shopping Centers

            (v)      Regional Malls

            (vi)     Free Standing

            (vii)    Apartments

            (viii)   Manufactured Homes

            (ix)     Diversified

            (x)      Lodging/Resorts

            (xi)     Health Care

            (xii)    Home Financing

            (xiii)   Commercial Financing

            (xiv)    Self Storage

         The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/ or Moody's, as necessary.

            (zz) "1940 Act ARPS Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to each outstanding class of senior securities of the Trust which are equity securities, including all Outstanding ARPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are equity securities of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

            (aaa) "1940 Act ARPS Asset Coverage Certificate" means the certificate required to be delivered by the Trust pursuant to Section 12(e) of
Part I hereof.

            (bbb) "Notice of Redemption" means any notice with respect to the redemption of Shares of ARPS pursuant to Section 3 of Part I hereof.

            (ccc) "Order" shall have the meaning specified in paragraph (a) of
Section 1 of Part II hereof.

            (ddd) "Other Rating Agency" means any rating agency other than Moody's or S&P then providing a rating for ARPS pursuant to the request of the Trust.

            (eee) "Other Rating Agency Eligible Assets" means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust's assets in connection with such Other Rating Agency's rating of ARPS.

            (fff) "Other Real Estate Companies" means companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITS.

            (ggg) "Outstanding ARPS" means, as of any date, ARPS theretofore issued by the Trust except, without duplication, (i) any ARPS theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such ARPS and (ii) any ARPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of ARPS required to constitute a quorum), any ARPS of which any Affiliate of the Trust shall be the Existing Holder shall be disregarded and not deemed outstanding; (B) in connection with any Auction, any ARPS as to which any Person known to the Auction Agent to be an Affiliate of the Trust shall be the Existing Holder thereof shall be disregarded and deemed not to be outstanding; and (C) for purposes of determining the ARPS Basic Maintenance Amount, ARPS held by any Affiliate of the Trust shall be deemed outstanding.

            (hhh) "Outstanding Preferred Shares" means, as of any date, Preferred Shares theretofore issued by the Trust except, without duplication,
(i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of Preferred Shares required to constitute a quorum), any Preferred Shares of which any Affiliate of the Trust shall be the Existing Holder shall be disregarded and not deemed outstanding; (B) in connection with any Auction, any Preferred Shares as to which any Person known to the Auction Agent to be an Affiliate of the Trust shall be the Existing Holder thereof shall be disregarded and deemed not to be outstanding; and (C) for purposes of determining the ARPS Basic Maintenance Amount, Preferred Shares held by any Affiliate of the Trust shall be deemed outstanding.

            (iii) "Paying Agent" means Deutsche Bank Trust Company Americas unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.

            (jjj) "Potential Beneficial Owner," with respect to Shares of a Series, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Shares of such Series but that wishes to purchase Shares of such Series, or that is a Beneficial Owner of Shares of such Series that wishes to purchase additional Shares of such Series.

            (kkk) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of Part I hereof.

            (lll) "Redemption Price" has the meaning set forth in Section 3(a)(i) of Part I hereof.

            (mmm) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

            (nnn) "REIT" or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

            (ooo) "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors at law.

            (ppp) "S&P Discount Factor" means, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows. The S&P Discount Factor for any S&P Eligible Asset other than the securities set forth below will be the percentage provided in writing by S&P:

                  (a) Common shares and preferred shares of REITs and Other Real
            Estate Companies:


                                                                                     Diversification Standard
                                                                                     ------------------------
                                                                   Level 1      Level 2      Level 3       Level 4      Level 5
                                                                   -------      -------      -------       -------      -------
Minimum Number of:
Issuers (1)                                                           50           44           40            44           30
Real Estate Industry/Property Sectors (2)                             12           10            8             7            7
Percent of Assets in:
Largest Real Estate Industry/Property Sector                          15%          17%          25%           30%          30%
2nd Largest Real Estate Industry/Property Sector                      12%          15%          20%           25%          25%
3rd Largest Real Estate Industry/Property Sector                      12%          12%          15%           15%          15%
4th Largest Real Estate Industry/Property Sector                      10%          12%          12%           12%          12%
                                         Balance                      51%          44%          28%           18%          18%
S&P Discount Factor:
common stock                                                         178%         190%         208%          223%         231%
preferred stock (3)                                                  145%         157%         167%          174%         178%


         ------------------------


            (1) The three largest issuers may each constitute 6% of the total portfolio; the next four largest issuers may each constitute 5% of the total portfolio.


            (2)   As defined by NAREIT.


            (3) Applies to preferred stock assets, subject to diversification guidelines whereby at least 34% of the preferred stock assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated.



            (4) Excess concentrations within an Industry/Property Sector or per the 7 largest issuers will not qualify as an S&P Eligible Asset.

            (5) Not more than 20% of the total S&P Eligible Assets may consist of non-investment grade or non-rated securities.



                        (b) Debt Securities:


                                                                        Diversification Standard
                                                                        ------------------------
Bond Rating (1)                                      Level 1       Level 2      Level 3       Level 4      Level 5
---------------                                      -------       -------      -------       -------      -------
A                                                     115%          116%          117%         119%          118%
A-                                                    116%          117%          119%         120%          120%
BBB+                                                  118%          119%          121%         122%          122%
BBB                                                   119%          121%          122%         124%          124%
BBB-                                                  121%          122%          124%         126%          126%
BB+                                                   125%          127%          130%         133%          132%
BB                                                    130%          133%          137%         141%          139%
BB-                                                   135%          139%          144%         149%          147%
B+                                                    146%          152%          159%         166%          164%
B                                                     155%          163%          172%         182%          179%
B-                                                    165%          176%          188%         202%          197%
CCC+                                                  189%          198%          212%         230%          224%
CCC                                                   215%          236%          262%         295%          284%

         ------------------------

            (1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

            (2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating Chart will apply.

            (c) U.S. Treasury Securities, including Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

                  52-week Treasury Bills*                            102%
                  Two-Year Treasury Notes                            104%
                  Three-Year Treasury Notes                          108%
                  Five-Year Treasury Notes                           109%
                  10-Year Treasury Notes                             115%
                  30-Year Treasury Notes                             126%

         ------------------------

                  * Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

                           Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

                                (d) Cash and Cash Equivalents: The S&P Discount
                           Factor applied to Cash and Cash Equivalents will be
                           (A) 100% and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

                     (qqq) "S&P Eligible Assets" means the following:


                                (a) Publicly listed common shares and preferred
                           shares of REITs with a market capitalization of greater than $100 million issued by U.S. issuers and any debt securities of REITs and Real Estate Companies issued by U.S. issuers;

                                (b) Interest rate swaps entered into according
                           to ISDA standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA - or higher and
                           (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the ARPS originally issued. The interest rate swap transaction will be marked-to-market daily by the swap counterparty;



                                (c) U.S. Treasury Securities and Treasury Strips
                           (as defined by S&P);

                                (d) Short-Term Money Market Instruments so long
                           as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ("permitted bank" means any bank, domestic or foreign, whose commercial paper is rated A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days or less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

                                (e) Cash, which is any immediately available
                           funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency, and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or securities: (i) U.S. Government Securities; (ii) certificates of deposits of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least "P-1" by Moody's and "A-1+" by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least "A-1" by Moody's and "A+" by S&P); (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United States of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least "P-1" by Moody's and

                           "A-1+" by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least "P-1" by Moody's and "A-1+" by S&P either at the time of such investment or the making of a contractual commitment providing for such investment;
                           (v) shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least "AAAm" or "AAAg" by S&P and "Aaa" by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least "A-1+" by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest along; (ii) Cash Equivalents referred to in clauses (ii) and (iii) above shall mature within 183 days of issuance; (iii) either Moody's or S&P changes in its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; and (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an "r" subscript, and IOs or any POs (other than commercial paper with a maturity within 183 days of issuance).

                    (rrr) "S&P OC Test Rating Chart" means the chart set forth below:

                           Moody's Rating                   Mapped S&P Rating
                           --------------                   -----------------
                                 Aaa                              AA
                                 Aa1                              AA
                                 Aa2                              AA-
                                 Aa3                              A+
                                 A1                               A
                                 A2                               A-
                                 A3                               BBB+
                                 Baa1                             BBB
                                 Baa2                             BBB-
                                 Baa3                             BB+
                                 Ba1                              BB-
                                 Ba2                              B+
                                 Ba3                              B
                                 B1                               B-
                                 B2                               CCC+
                                 B3                               CCC
                                 Caa                              CCC-
                                 NR or below Caa                  NR

            (sss) "S&P Real Estate Industry/Property Sector Classification" means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

                  1. Office

                  2. Industrial

                  3. Mixed

                  4. Shopping Centers

                  5. Regional Malls

                  6. Free Standing

                  7. Apartments

                  8. Manufactured Homes

                  9. Diversified

                  10. Lodging/Resorts

                  11. Health Care

                  12. Home Financing

                  13. Commercial Financing

                  14. Self Storage

                  The Trust will use its discretion in determining which NAREIT
            Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

            (ttt) "Securities Act" means the Securities Act of 1933, as amended from time to time.

            (uuu) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the Shares of ARPS Series M, W, R and F.

            (vvv) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II hereof.

            (www) "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:

                  (i) commercial paper rated A-1 if such commercial paper
            matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                  (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                  (iii) overnight funds; and

                  (iv) U.S. Government Securities.

            (xxx) "Special Rate Period" means a Dividend Period that is not a Standard Rate Period.

            (yyy) "Specific Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the Shares subject to such Special Rate Period are not subject to redemption at the option of the Trust pursuant to Section 3(a)(i) of Part I hereof and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the Shares subject to such Special Rate Period shall be redeemable at the Trust's option pursuant to Section 3(a)(i) of Part I hereof and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) of Part I hereof at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

            (zzz) "Standard Rate Period" means a Dividend Period of 7 days.

            (aaaa) "Submission Deadline" means 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

            (bbbb) "Submitted Bid" shall have the meaning specified in paragraph
(a) of Section 3 of Part II hereof.

            (cccc) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

            (dddd) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

            (eeee) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

            (ffff) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

            (gggg) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government securities selected by the Trust.

            (hhhh) "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

            (iiii) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Trust; provided, further, however, that such date shall be not more than one week from the date on which ARPS Series M, W, R or F initially are issued.

            (jjjj) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II hereof.

      2. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in Part I, Part II or Part III of this Statement, as the case may be, unless specifically identified otherwise.

                               [End of Statement]

                                  ATTACHMENT B

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

         Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

         In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.
                           S&P MUNICIPAL BOND RATINGS

         An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:  Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

"DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                  ATTACHMENT C

                        TRUSTEES AND OFFICERS INFORMATION

                               AS OF JUNE 28, 2002


================================================================================

The address of each Trustee and Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

================================================================================

                                                                                                 OTHER
     NAME, YEAR OF BIRTH AND       TRUSTEE AND/OR    PRINCIPAL OCCUPATION(S)                 DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE TRUST   OFFICER SINCE       DURING PAST 5 YEARS                   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946                2002       Chairman, President and Chief Executive       None
Trustee, Chairman and                              Officer, A I M Management Group Inc.
President                                          (financial services holding company);
                                                   Chairman and President, A I M Advisors,
                                                   Inc. (registered investment advisor);
                                                   Chairman,  A I M Capital Management,
                                                   Inc. (registered  investment advisor),
                                                   A I M Distributors, Inc. (registered
                                                   broker dealer), A I M Fund Services,
                                                   Inc., (registered transfer agent) and
                                                   Fund Management Company (registered
                                                   broker dealer); and Director and Vice
                                                   Chairman, AMVESCAP PLC (parent of AIM
                                                   and a global investment management firm)

INDEPENDENT TRUSTEES                    2002       Of Counsel, law firm of Baker & McKenzie      Badgley Funds, Inc.
Frank S. Bayley - 1939                                                                           company)
Trustee
=========================================================================================================================

----------
* Mr. Graham is considered an interested person of the Trust because he is an officer and director of the advisor to the Trust.

================================================================================

                                                                                                     OTHER
     NAME, YEAR OF BIRTH AND       TRUSTEE AND/OR    PRINCIPAL OCCUPATION(S)                     DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE TRUST   OFFICER SINCE       DURING PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett - 1944 Trustee        2002       Administrative Delegue, Global                ACE Limited (insurance
                                                   Radio SA (developer of satellite              company); and Captaris,
                                                   radio services); Chairman Crockett            Inc. (unified messaging
                                                   Technology Associates (technology             provider)
                                                   consulting company)

Albert R. Dowden - 1941 Trustee         2002       Chairman, Cortland Trust, Inc.
                                                   (registered investment company) and DHJ
                                                   Media, Inc.; Director, Magellan
                                                   Insurance Company; Member of Advisory
                                                   Board of Rotary Power International
                                                   (designer, manufacturer, and seller of
                                                   rotary power engines); formerly,
                                                   Director, President and CEO, Volvo Group
                                                   North America, Inc.; and director of
                                                   various affiliated Volvo companies            None

Edward K. Dunn, Jr. -1935 Trustee       2002       Formerly, Chairman, Mercantile Mortgage
                                                   Corp.; Vice Chairman, President and
                                                   Chief Operating Officer, Mercantile-Safe
                                                   Deposit & Trust Co.; and President,
                                                   Mercantile Bankshares Corp.                   None

Jack M. Fields - 1952                   2002       Chief Executive Officer, Twenty First
Trustee                                            Century Group, Inc. (government affairs
                                                   company)                                      Administaff
                                                                                                 Cortland Trust, Inc.
Carl Frischling -1937                   2002       Partner, law firm of Kramer Levin             (registered investment
Trustee                                            Naftalis and Frankel LLP                      company)

Prema Mathai-Davis - 1950 Trustee       2002       Formerly, Chief Executive Officer, YWCA
                                                   of the USA                                    None
=========================================================================================================================

===============================================================================

                                                                                                 OTHER
     NAME, YEAR OF BIRTH AND       TRUSTEE AND/OR    PRINCIPAL OCCUPATION(S)                 DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE TRUST   OFFICER SINCE       DURING PAST 5 YEARS                   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock - 1942 Trustee         2002       Partner, law firm of Pennock & Cooper         None

Ruth H. Quigley - 1935 Trustee          2002       Retired                                       None

Louis S. Sklar - 1939                   2002       Executive Vice President, Development
Trustee                                            and Operations, Hines Interests Limited
                                                   Partnership (real estate development
                                                   company)                                      None
=========================================================================================================================

===============================================================================

                                                                                                 OTHER
     NAME, YEAR OF BIRTH AND       TRUSTEE AND/OR    PRINCIPAL OCCUPATION(S)                 DIRECTORSHIP(S)
 POSITION(S) HELD WITH THE TRUST   OFFICER SINCE       DURING PAST 5 YEARS                   HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Carol F. Relihan -1954                  2002       Director, Senior Vice President, General        N/A
Senior Vice President and                          Counsel and Secretary, A I M Advisors,
Secretary                                          Inc. and A I M Management Group Inc.;
                                                   Director, Vice President and General
                                                   Counsel, Fund Management Company; and
                                                   Vice President, A I M Fund Services,
                                                   Inc., A I M Capital Management, Inc. and
                                                   A I M Distributors, Inc.

Melville B. Cox - 1943                  2002       Vice President and Chief Compliance              N/A
Vice President                                     Officer, A I M Advisors, Inc. and A I M
                                                   Capital Management, Inc.; and Vice
                                                   President, A I M Fund Services, Inc.

Dana R. Sutton - 1959                   2002       Vice President and Fund Treasurer, A I M         N/A
Vice President and Treasurer                       Advisors, Inc.
=========================================================================================================================

                        TRUSTEE OWNERSHIP OF FUND SHARES


=====================================================================================================================
                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                            SECURITIES IN ALL REGISTERED INVESTMENT
                                      DOLLAR RANGE OF EQUITY                COMPANIES OVERSEEN BY TRUSTEE IN THE AIM
      NAME OF TRUSTEE                SECURITIES OF THE FUND(1)                        FAMILY OF FUNDS(R)(2)
---------------------------------------------------------------------------------------------------------------------
Robert H. Graham                                 - 0 -                                   Over $100,000
Frank S. Bayley                                  - 0 -                                 $10,001 - $50,000
Bruce L. Crockett                                - 0 -                                   $1 - $10,000
Albert R. Dowden                                 - 0 -                                   Over $100,000
Edward K. Dunn, Jr.                              - 0 -                                  Over $100,000(3)
Jack M. Fields                                   - 0 -                                 Over $100,000(3)
Carl Frischling                                  - 0 -                                 Over $100,000(3)
Prema Mathai-Davis                               - 0 -                                 Over $100,000(3)
Lewis F. Pennock                                 - 0 -                                 $10,001 - $50,000
Ruth H. Quigley                                  - 0 -                                   $1 - $10,000
Louis S. Sklar                                   - 0 -                                 Over $100,000(3)
---------------------------------------------------------------------------------------------------------------------

-----------------------------
(1)      As of June 30, 2002.

(2)      As of December 31, 2001.

(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a Deferred Compensation Plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                  ATTACHMENT D

                           TRUSTEE COMPENSATION TABLE


                  Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001:

                                                          RETIREMENT
                                     AGGREGATE             BENEFITS             ESTIMATED               TOTAL
                                    COMPENSATION            ACCRUED               ANNUAL            COMPENSATION
                                      FROM THE              BY ALL            BENEFITS UPON         FROM ALL AIM
TRUSTEE                               TRUST(1)             AIM FUNDS          RETIREMENT(2)          FUNDS(3)(4)
-------                               --------             ---------          -------------          -----------
Frank S. Bayley                         -0-                   -0-                $75,000              $112,000
Bruce L. Crockett                       -0-               $ 36,312                75,000               126,500
Albert R. Dowden                        -0-                  3,193                75,000               126,500
Edward K. Dunn, Jr.                     -0-                  8,174                75,000               126,500
Jack M. Fields                          -0-                 19,015                75,000               126,000
Carl Frischling(5)                      -0-                 54,394                75,000               126,000
Prema Mathai-Davis                      -0-                 21,056                75,000               126,500
Lewis F. Pennock                        -0-                 37,044                75,000               126,500
Ruth H. Quigley                         -0-                   -0-                 75,000               112,500
Louis S. Sklar                          -0-                 53,911                75,000               123,000

(1) The Trust was organized on March 12, 2002. It is anticipated that for the period March 12, 2002 to December 31, 2002, each of the listed trustees will receive approximately $9,784.48 in compensation from the Trust. Robert H. Graham, as an interested person of the Trust, receives no compensation or retirement benefits from the Trust or from the AIM Funds.

(2) Amounts shown assume each trustee serves until his or her normal retirement date.

(3) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(4) During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to trustees of $31,500.


(5) Kramer Levin Naftalis & Frankel LLP may be paid by the Trust for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm. As of June 30, 2002, the Trust had not paid any such legal fees.

                                  ATTACHMENT E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


                  To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Trust's securities and the percentage of the outstanding shares held by such holders are set forth below.

                  A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to "control" the Fund as defined in the 1940 Act. Such Control may affect the voting rights of other shareholders.

                  All information listed below is as of July 9, 2002.




                 Name and Address                 Percentage Owned
                of Principal Holder                of Record Only*
              ----------------------           ----------------------
         Cede & Co.                                    99.88%
         Depository Trust Company
         Attn Stock Dividend Dept.
         55 Water St., 50th Fl.
         New York, NY  10041



- - - - - - - - - - - - - - - -

* The Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholder of AIM Select Real Estate Income Fund
                                                                              -

In our opinion, the accompanying statements of assets and liabilities and of operations present fairly, in all material respects, the financial position of AIM Select Real Estate Income Fund (the "Fund") at May 21, 2002, and the results of its operations for the period March 11, 2002 (commencement of operations) through May 21, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP


Houston, Texas
May 23, 2002

                       AIM SELECT REAL ESTATE INCOME FUND
                              FINANCIAL STATEMENTS

AIM SELECT REAL ESTATE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 21, 2002


ASSETS:

Cash                                                              $    100,290
                                                                  ------------
Deferred offering costs                                                600,000
                                                                  ------------
Receivable from advisor                                                 20,000
                                                                  ============
     Total assets                                                      720,290
                                                                  ============
LIABILITIES:
Accrued expenses                                                       600,000
                                                                  ------------
Payable for organization costs                                          20,000
                                                                  ============
     Total liabilities                                                 620,000
                                                                  ============
Net assets applicable to 7,001 shares of $0.001 par value
  common stock outstanding                                        $    100,290
                                                                  ============

Net asset value per Common Share outstanding
        ($100,275 divided by 7,001 Common Shares outstanding)     $      14.33
                                                                  ============

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 11, 2002 THROUGH MAY 21, 2002


Investment Income                            $         --
                                             ------------
EXPENSES:
Organization costs                                 20,000
                                             ============
Less: Expenses reimbursed                         (20,000)
                                             ============
       Net expenses                                    --
                                             ============
Net investment income                        $         --
                                             ============



See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
May 21, 2002


NOTE 1 - ORGANIZATION

AIM Select Real Estate Income Fund (the "Fund") was organized as a Delaware business trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. On that date, AIM Advisors, Inc., (the "Advisor") purchased one common share for $15 and since that time, the Fund has been inactive except for matters relating to the Fund's establishment, designation and the registration of the Fund's shares of common and preferred stock. The Fund's primary investment objective is high current income. The Fund had operations on May 21, 2002, which included the sale of 7,000 Common Shares for $100,275 to the Advisor. The proceeds of such initial Common Shares in the Fund were invested in cash.

The Fund is authorized by its Declaration of Trust to issue an unlimited number of Common Shares and Fund Preferred Shares, par value $0.001 per share. The Fund Preferred shares may be issued in one or more series, with rights as determined by the Board of Trustees without the approval of the Common Shareholders.

The Advisor has agreed to reimburse all organization expenses (approximately $20,000) and pay all offering costs (other than sales load) that exceed $.03 per common share.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund's share of offering costs will be recorded as a reduction of paid-in-capital from the sale of Common Shares upon the commencement of Fund operations. The offering costs reflected in the statement assume the sale of 20,000,000 Common Shares.

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.


NOTE 3 - INVESTMENT MANAGEMENT AGREEMENT

The Fund has entered into an investment advisory agreement between the Advisor and the Fund. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.90% of the Fund's average daily Managed Assets (which includes assets attributable to Fund Preferred Shares and the principal amount of Borrowings), payable on a monthly basis.

In addition to the reimbursement of organization and offering costs as discussed in Note 1, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.30% of average daily Managed Assets for the first five years of the Fund's operations, 0.20% of average daily managed assets in year six and 0.10% of average daily managed assets in year seven.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


                                                               MARKET
                                                 SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS & COMMON
  STOCKS-88.49%

APARTMENTS-8.47%

Amli Residential Properties Trust                 178,100   $  4,630,600
------------------------------------------------------------------------
Apartment Investment & Management Co.- Class
  A                                                91,700      4,511,640
------------------------------------------------------------------------
Gables Residential Trust                          339,300     10,833,849
------------------------------------------------------------------------
Home Properties of New York, Inc.                 127,100      4,822,174
------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.            84,500      2,260,375
------------------------------------------------------------------------
Post Properties, Inc.                             222,900      6,722,664
------------------------------------------------------------------------
Summit Properties Inc.                            339,100      7,917,985
------------------------------------------------------------------------
Town & Country Trust                               67,300      1,507,520
------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                350,000      5,512,500
========================================================================
                                                              48,719,307
========================================================================

DIVERSIFIED-6.89%

Canadian Real Estate Investment Trust
  (Canada)                                        121,000      1,046,832
------------------------------------------------------------------------
Cohen & Steers Advantage Income Realty Fund,
  Inc.                                             50,000        814,000
------------------------------------------------------------------------
Cohen & Steers Quality Income Realty Fund,
  Inc.                                            230,100      3,492,918
------------------------------------------------------------------------
Colonial Properties Trust                         288,278     11,228,428
------------------------------------------------------------------------
Cominar Real Estate Investment Trust (Canada)     100,000        810,419
------------------------------------------------------------------------
Crescent Real Estate Equities Co.                 299,000      5,591,300
------------------------------------------------------------------------
H&R Real Estate Investment Trust (Canada)         214,100      2,018,879
------------------------------------------------------------------------
iStar Financial Inc.                               78,300      2,231,550
------------------------------------------------------------------------
Nuveen Real Estate Income Fund                     55,900        895,518
------------------------------------------------------------------------
Pennsylvania Real Estate Investment Trust          91,600      2,483,276
------------------------------------------------------------------------
Summit Real Estate Investment Trust (Canada)      102,500      1,067,920
------------------------------------------------------------------------
Vornado Realty Trust                              172,100      7,951,020
========================================================================
                                                              39,632,060
========================================================================

FREESTANDING-1.43%

Commercial Net Lease Realty                       297,100      4,753,600
------------------------------------------------------------------------
Getty Realty Corp.                                125,700      2,545,425
------------------------------------------------------------------------
U.S. Restaurant Properties, Inc.                   57,089        945,965
========================================================================
                                                               8,244,990
========================================================================

HEALTHCARE-12.12%

Health Care Property Investors, Inc.              311,500     13,363,350
------------------------------------------------------------------------
Health Care REIT, Inc.                            453,400     13,579,330
------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                     547,600     17,523,200
------------------------------------------------------------------------
Nationwide Health Properties, Inc.                249,800      4,563,846
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

HEALTHCARE-(CONTINUED)

Retirement Residences Real Estate Investment
  Trust (Canada)                                  157,900   $  1,337,959
------------------------------------------------------------------------
Senior Housing Properties Trust                 1,089,000     17,097,300
------------------------------------------------------------------------
Universal Health Realty Income Trust               86,470      2,282,808
========================================================================
                                                              69,747,793
========================================================================

INDUSTRIAL PROPERTIES-4.06%

Eastgroup Properties, Inc.                         59,300      1,518,080
------------------------------------------------------------------------
First Industrial Realty Trust, Inc.               590,900     19,411,065
------------------------------------------------------------------------
Keystone Property Trust                           152,100      2,413,827
========================================================================
                                                              23,342,972
========================================================================

INDUSTRIAL/OFFICE PROPERTIES-2.50%

Kilroy Realty Corp.                                63,100      1,687,925
------------------------------------------------------------------------
Liberty Property Trust                            363,400     12,719,000
========================================================================
                                                              14,406,925
========================================================================

LODGING-RESORTS-5.42%

Hospitality Properties Trust                      736,364     26,877,286
------------------------------------------------------------------------
Legacy Hotels Real Estate Investment Trust
  (Canada)                                        191,200      1,059,070
------------------------------------------------------------------------
RFS Hotel Investors, Inc.                         167,700      2,270,658
------------------------------------------------------------------------
Winston Hotels, Inc.                              102,700        974,623
========================================================================
                                                              31,181,637
========================================================================

MANUFACTURED HOMES-0.55%

Chateau Communities, Inc.                         103,334      3,162,020
========================================================================

OFFICE PROPERTIES-13.54%

Arden Realty, Inc.                                540,500     15,209,670
------------------------------------------------------------------------
Brandywine Realty Trust                           234,600      6,076,140
------------------------------------------------------------------------
Equity Office Properties Trust                    496,500     14,944,650
------------------------------------------------------------------------
Glenborough Realty Trust Inc.                     336,300      7,970,310
------------------------------------------------------------------------
Great Lakes REIT, Inc.                            125,200      2,376,296
------------------------------------------------------------------------
Highwoods Properties, Inc.                        684,800     17,804,800
------------------------------------------------------------------------
Koger Equity, Inc.                                 77,500      1,495,750
------------------------------------------------------------------------
Mack-Cali Realty Corp.                            300,100     10,548,515
------------------------------------------------------------------------
Prentiss Properties Trust                          45,600      1,447,800
========================================================================
                                                              77,873,931
========================================================================

REGIONAL MALLS-13.13%

Crown American Realty Trust                       545,200      5,124,880
------------------------------------------------------------------------
Glimcher Realty Trust                             523,100      9,625,040
------------------------------------------------------------------------
Macerich Co. (The)                                814,500     25,249,500
------------------------------------------------------------------------
Mills Corp. (The)                                 510,700     15,831,700
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
REGIONAL MALLS-(CONTINUED)

Simon Property Group, Inc.                        535,400   $ 19,724,136
========================================================================
                                                              75,555,256
========================================================================

SELF STORAGE FACILITIES-1.19%

Public Storage, Inc.-Series A                      83,300      2,324,070
------------------------------------------------------------------------
Sovran Self Storage, Inc.                         131,900      4,507,023
========================================================================
                                                               6,831,093
========================================================================

SHOPPING CENTERS-13.27%

Developers Diversified Realty Corp.               126,700      2,850,750
------------------------------------------------------------------------
Equity One, Inc.                                  105,300      1,474,200
------------------------------------------------------------------------
Federal Realty Investment Trust                   156,300      4,331,073
------------------------------------------------------------------------
Heritage Property Investment Trust                436,100     11,648,231
------------------------------------------------------------------------
IRT Property Co.                                  378,700      4,771,620
------------------------------------------------------------------------
JDN Realty Corp.                                  402,050      5,025,625
------------------------------------------------------------------------
Mid-Atlantic Realty Trust                         181,520      3,194,752
------------------------------------------------------------------------
New Plan Excel Realty Trust                     1,207,100     25,143,893
------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                 250,000      5,037,500
------------------------------------------------------------------------
RioCan Real Estate Investment Trust (Canada)      622,300      5,375,621
------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc.               100,298      2,958,791
------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 395,000      4,503,000
========================================================================
                                                              76,315,056
========================================================================

SPECIALTY PROPERTIES-5.92%

Entertainment Properties Trust                    262,500      6,468,000
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       899,100     27,602,370
========================================================================
                                                              34,070,370
========================================================================
    Total Real Estate Investment Trusts &
      Common Stocks (Cost $497,938,971)                      509,083,410
========================================================================
PREFERRED STOCKS-7.36%

APARTMENTS-1.85%

BRE Properties, Inc.-Series B, 8.08%              400,000     10,020,000
------------------------------------------------------------------------
Equity Residential-Series K, 8.29%                  4,200        200,287
------------------------------------------------------------------------
Gables Residential Trust-Series A, 8.30%           17,000        422,790
========================================================================
                                                              10,643,077
========================================================================

DIVERSIFIED-0.35%

Colonial Properties Trust-Series A, 8.75%          44,000      1,098,240
------------------------------------------------------------------------
Crescent Real Estate Equities Co.-Series B,
  9.50%                                            36,700        921,537
========================================================================
                                                               2,019,777
========================================================================

INDUSTRIAL PROPERTIES-0.17%

CenterPoint Properties Corp.-Series A, 8.48%       20,500        519,675
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

INDUSTRIAL PROPERTIES-(CONTINUED)

ProLogis-Series D, 7.92%                           17,600   $    437,360
========================================================================
                                                                 957,035
========================================================================

INDUSTRIAL/OFFICE PROPERTIES-0.11%

Duke Realty Corp.-Series B, 7.99%                  10,000        483,125
------------------------------------------------------------------------
Liberty Property Trust-Series A, 8.80%              5,300        134,355
========================================================================
                                                                 617,480
========================================================================

LODGING-RESORTS-0.33%

Hilton Hotels Corp., 8.00%                         45,000      1,113,750
------------------------------------------------------------------------
LaSalle Hotel Properties-Series A, 10.25%          30,000        817,500
========================================================================
                                                               1,931,250
========================================================================

OFFICE PROPERTIES-0.48%

CarrAmerica Realty Corp.-Series C, 8.55%           35,000        885,850
------------------------------------------------------------------------
Highwoods Properties, Inc.-Series B, 8.00%         31,500        748,440
------------------------------------------------------------------------
HRPT Properties Trust-Series A, 9.88%              42,000      1,109,640
========================================================================
                                                               2,743,930
========================================================================

REGIONAL MALLS-2.77%

CBL & Associates Properties, Inc.-Series B,
  8.75%                                           315,000     15,819,300
------------------------------------------------------------------------
Glimcher Realty Trust-Series B, 9.25%               5,000        126,200
========================================================================
                                                              15,945,500
========================================================================

SHOPPING CENTERS-0.68%

Developers Diversified Realty Corp., 8.60%         10,000        249,500
------------------------------------------------------------------------
Federal Realty Investment Trust, 8.50%             70,600      1,817,950
------------------------------------------------------------------------
New Plan Excel Realty Trust-Series B, 8.63%        74,600      1,865,000
========================================================================
                                                               3,932,450
========================================================================

SPECIALTY PROPERTIES-0.62%

Entertainment Properties Trust-Series A,
  9.50%                                           138,900      3,569,730
========================================================================
    Total Preferred Stocks (Cost $42,201,849)                 42,360,229
========================================================================
MONEY MARKET FUNDS-12.59%

STIC Liquid Assets Portfolio(a)                36,216,553     36,216,553
------------------------------------------------------------------------
STIC Prime Portfolio(a)                        36,216,553     36,216,553
========================================================================
    Total Money Market Funds (Cost
      $72,433,106)                                            72,433,106
========================================================================
TOTAL INVESTMENTS-108.44% (Cost $612,573,926)                623,876,745
========================================================================
OTHER ASSETS LESS LIABILITIES-(8.44%)                        (48,569,030)
========================================================================
NET ASSETS-100.00%                                          $575,307,715
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JUNE 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $612,573,926)                                $623,876,745
-----------------------------------------------------------
Dividend receivable                               3,060,813
-----------------------------------------------------------
Deferred preferred stock offering costs              31,835
===========================================================
    Total assets                                626,969,393
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          51,161,012
-----------------------------------------------------------
  Common stock offering costs                       364,648
-----------------------------------------------------------
Accrued operating expenses                          136,018
===========================================================
    Total liabilities                            51,661,678
===========================================================
Net assets applicable to shares outstanding    $575,307,715
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  COMMON SHARE:

  Outstanding                                    39,257,001
___________________________________________________________
===========================================================
  Net asset value per common share             $      14.65
-----------------------------------------------------------
  Market value per common share                $      15.02
-----------------------------------------------------------
  Market price premium to net asset value
    per share                                          2.53%
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
------------------------------------------------------------------
FOR THE PERIOD MAY 31, 2002 (DATE INVESTMENT OPERATIONS COMMENCED) THROUGH JUNE 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $7,923)                                       $ 2,491,424
-----------------------------------------------------------
Dividends from affiliated money market funds        159,661
-----------------------------------------------------------
Interest                                            215,056
===========================================================
    Total investment income                       2,866,141
===========================================================

EXPENSES:

Advisory fees                                       405,046
-----------------------------------------------------------
Administrative services fees                          8,292
-----------------------------------------------------------
Custodian fees                                       12,159
-----------------------------------------------------------
Transfer agent fees                                   5,270
-----------------------------------------------------------
Trustees' fees                                        1,876
-----------------------------------------------------------
Printing                                             58,154
-----------------------------------------------------------
Organizational                                       44,921
-----------------------------------------------------------
Other                                                29,923
===========================================================
    Total expenses                                  565,641
===========================================================
Less: Fees waived and expenses reimbursed          (179,936)
===========================================================
    Net expenses                                    385,705
===========================================================
Net investment income                             2,480,436
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                             356,560
-----------------------------------------------------------
  Foreign currencies                                 (4,809)
===========================================================
                                                    351,751
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          11,302,819
-----------------------------------------------------------
  Foreign currencies                                 (6,331)
===========================================================
                                                 11,296,488
===========================================================
Net gain from investment securities and
  foreign currencies                             11,648,239
===========================================================
Net increase in net assets resulting from
  operations                                    $14,128,675
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD MAY 31, 2002 (DATE INVESTMENT OPERATIONS COMMENCED) THROUGH JUNE 30, 2002
(UNAUDITED)

                                                                  JUNE 30,
                                                                    2002
                                                                ------------
OPERATIONS:

  Net investment income                                         $  2,480,436
----------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                       351,751
----------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             11,296,488
============================================================================
    Net increase in net assets resulting from operations          14,128,675
============================================================================
Share transactions-net (Note 5)                                  561,078,750
============================================================================
    Net increase in net assets                                   575,207,425
============================================================================

NET ASSETS:

  Beginning of period                                                100,290
============================================================================
  End of period                                                 $575,307,715
____________________________________________________________________________
============================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest-common shares                   $561,179,040
----------------------------------------------------------------------------
  Undistributed net investment income                              2,480,436
----------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                           351,751
----------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            11,296,488
============================================================================
                                                                $575,307,715
____________________________________________________________________________
============================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Real Estate Income Fund, (the "Fund"), was organized as a Delaware business trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-ended management investment company. On that date, AIM Advisors, Inc., ("AIM") purchased one common share for $15 and the Fund had no further operations until May 21, 2002 when it sold 7,000 common shares for $100,275 to AIM. Investment operations commenced on May 31, 2002. The Common Shares are traded on the New York Stock Exchange ("NYSE") under the symbol "RRE." Matters affecting the Fund will be voted on exclusively by the shareholders of the Fund. The Fund's primary investment objective is to achieve high current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE.

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Dividends from net investment income (prior to any reclassification as a return of capital) are declared and paid to common shareholders monthly and distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

       Dividends from net investment income, distributions from capital gains and return of capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. ORGANIZATION & OFFERING COSTS -- AIM has agreed to reimburse all of the Fund's organizational costs and pay all offering costs of the Fund (other than sales load) that exceed $0.03 per Common Shares. The Fund pays all of its offering costs related to the offering of Common Shares up to and including $0.03 per Common Share. Offering costs incurred by the Fund are recorded as a reduction to paid-in surplus.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily managed assets (which includes assets attributable to Fund Preferred Shares and the principal amount of Borrowings), payable on a monthly basis.

  AIM has agreed to waive a portion of its management fee as a percentage of average daily managed assets 0.30% in years one through five, 0.20% in year 6 and 0.10% in year 7. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period May 31, 2002 (date investment operations commenced) through June 30, 2002, AIM waived advisory fees of $135,015 and reimbursed organizational expenses of $44,921.

  AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.) Inc. ("INVESCO") (formerly known as INVESCO, INC.) whereby AIM pays INVESCO 50% of the fee paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period May 31, 2002 (date investment operations commenced) through June 30, 2002, AIM was paid $8,292 for such services.

  Certain officers and trustees of the Trust are officers and directors of AIM and AIM Management Group Inc. ("AIM Management"), the parent corporation of AIM.

NOTE 3--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 4--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period May 31, 2002 (date investment operations commenced) through June 30, 2002 was $540,698,704 and $194,416, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $14,991,583
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,688,764)
===========================================================
Net unrealized appreciation of investment
  securities                                    $11,302,819
___________________________________________________________
===========================================================
Investments have the same cost for tax and financial
statement purposes.


NOTE 5--SHARE INFORMATION

On May 31, 2002, the Fund completed the initial public offering of 36,250,000 shares of common stock. Proceeds paid to the Fund amounted to $518,193,750 after deduction of underwriting commissions and offering expenses of $25,556,250.

  On June 25, 2002, the Fund's underwriters exercised an option to purchase an additional 3,000,000 shares of common stock. Proceeds paid to the Fund amounted to $42,885,000 after deduction of underwriting commissions and offering expenses of $2,115,000.

NOTE 6--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                  MAY 31, 2002
                                                                (DATE INVESTMENT
                                                                   OPERATIONS
                                                                 COMMENCED) TO
                                                                JUNE 30, 2002(a)
                                                                ----------------
Net asset value, beginning of period                                $  14.33
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.09
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.27
================================================================================
    Total from investment operations                                    0.36
================================================================================
Less:
  Offering costs charged to paid-in capital on common shares           (0.03)
--------------------------------------------------------------------------------
  Dilutive effect of common share offering                             (0.01)
================================================================================
Net asset value, end of period                                      $  14.65
________________________________________________________________________________
================================================================================
Market value, end of period                                         $  15.02
________________________________________________________________________________
================================================================================
Net asset value total return(b)(c)                                      2.23%
________________________________________________________________________________
================================================================================
Market value return(b)(c)                                               0.13%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets attributable to common shares, end of period
  (000s omitted)                                                    $575,308
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets attributable to
  common shares:
  With fee waivers and expense reimbursement                            0.86%(d)
--------------------------------------------------------------------------------
  Without fee waivers and expense reimbursement                         1.26%(d)
________________________________________________________________________________
================================================================================
Ratio of net investment income to average net assets
  attributable to common shares                                         7.11%(d)
________________________________________________________________________________
================================================================================
Portfolio turnover rate                                                    0%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized.
(c) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(d) Ratios are annualized and based on average daily net assets attributable to common shares of $529,898,848.


NOTE 7--SUBSEQUENT EVENTS


On July 12, 2002, the Board of Trustees of the Fund declared a dividend of $0.10 per share distribution payable on August 29, 2002 to shareholders of record on August 9, 2002.

On July 15, 2002, the Fund's underwriters exercised an option to purchase an additional 650,000 shares of common stock. Proceeds paid to the Fund amounted to $9,291,750 after deduction of underwriting commissions and offering expenses of $458,250.

On July 23, 2002, the Fund issued 2,050 Auction Rate Preferred Shares ("ARPS") each of Series M, W, R and F (par value $25,000). The proceeds paid to the Fund amounted to $202,530,200 after deduction of underwriting commissions and offering expenses of $2,469,800. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's. ARPS have seniority over the Common Shares and the issuance of ARPS will leverage the Fund's Common shares. The Common Shareholders will bear all offering costs associated with the ARPS issuance.

                           PART C - OTHER INFORMATION


Item 24:  Financial Statements and Exhibits

         1.       Financial Statements:

                  Part A - None


                  Part B - Report of Independent Accountants, dated May 23,
                           2002 (filed herewith)

                           Audited Statement of Assets and Liabilities, dated May 21, 2002 (filed herewith)

                           Audited Statement of Operations, for the Period March 11, 2002 through May 21, 2002 (filed herewith)

                           Audited Notes to Financial Statements, dated May 21, 2002 (filed herewith)

                           Unaudited Schedule of Investments, dated June 30, 2002 (filed herewith)

                           Unaudited Statement of Assets and Liabilities, dated June 30, 2002 (filed herewith)

                           Unaudited Statement of Operations for the period May 31, 2002 through June 30, 2002 (filed herewith)

                           Unaudited Statement of Changes in Net Assets, through June 30, 2002 (filed herewith)

                           Unaudited Notes to Financial Statements, dated June 30, 2002 (filed herewith)


         2.       Exhibits:

                  a.1 Amended and Restated Agreement and Declaration of Trust of Registrant, dated May 15, 2002.(1)


                  a.2 Amended and Restated Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust of Registrant.


                  b.       Amended and Restated By-Laws of Registrant.(1)

                  c.       None.

                  d.       Form of Share Certificate.

                  e.       None.

                  f.       None.

                  g.1 Master Investment Advisory Agreement, dated May 15, 2002 between Registrant and A I M Advisors, Inc.(1)

                  g.2 Master Sub-Advisory Contract, dated May 15, 2002 between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(1)

                  h.       Form of Underwriting Agreement. (2)

                  i.1 AIM Retirement Plan for Eligible Directors/Trustees, as restated October 1, 2001.(1)

                  i.2 AIM Funds Deferred Compensation Plan for Registrant's Non-Affiliated Directors, as amended September 28, 2001.(1)

                  j.1.a. Master Custody Contract, dated May 1, 2002 between Registrant and State Street Bank and Trust Company.
                           (1)

                  j.1.b. Amendment, dated June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(1)
                  j.1.c. Amendment, dated April 2, 2002, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(1)

                  j.2 Subcustodian Agreement, dated January 20, 1993, between the Registrant, State Street Bank and Trust Company and The Bank of New York.(1)


                  k.1      Form of Auction Agency Agreement.(3)



                  k.2      Form of Broker-Dealer Agreement.(3)


                  k.3 Master Administrative Services Agreement, dated May 15, 2002, between Registrant and A I M Advisors, Inc.(1)


                  k.4      Form of Additional Compensation Agreement.(1)


                  l        Opinion and Consent of Ballard Spahr Andrews &
                           Ingersoll, LLP.


                  m.       None.


                  n.       Consent of PricewaterhouseCoopers LLP


                  o.       None.

                  p. Initial Capitalization Agreement, dated May 15, 2002 between Registrant and A I M Advisors, Inc.(1)

                  q.       None.

                  r.1 The A I M Management Group Inc. Code of Ethics, as revised February 24, 2000.(1)

                  r.2      Code of Ethics of INVESCO Institutional (N.A.),
                           Inc.(1)

                  r.3 AIM Funds Code of Ethics of Registrant, effective September 23, 2000.(1)


---------------
(1) Incorporated by reference to the Registrant's electronic filing of Pre-effective Amendment No. 2, on Form N-2 under the Securities Act of 1933 on May 24, 2002, File Nos. 333-84256 and 811-21048.

(2) Incorporated by reference to Registrant's electronic filing of Registrant's Initial Registration Statement on Form N-2 under the Securities Act of 1933 on June 13, 2002, File Nos. 333-90388 and 811-21048.


(3) Incorporated by reference to Registrant's electronic filing of Pre-effective Amendment No. 1 on Form N-2 under the Securities Act of 1933 on July 18, 2002, File Nos. 333-90388 and 811-21048.

Item 25:  Marketing Arrangements

         See the Underwriting Agreement filed as Exhibit h to this Registration Statement.

Item 26:  Other Expenses of Issuance and Distribution*


        Securities and Exchange Commission fees                          $   18,900
        Printing and engraving expenses                                      43,000
        Legal Fees                                                          181,900
        Accounting expenses                                                   5,000
        Blue Sky filing fees and expenses                                     5,000
        Rating Agency fees                                                  164,000
        Miscellaneous expenses                                                2,000
                                                                         ----------
        Total                                                            $  419,800
                                                                         ==========



* Other than Securities and Exchange Commission fees, all amounts are estimates.


Item 2

7:  Persons Controlled by or under Common Control with Registrant




================================================================================
          Not applicable.

Item 28:  Number of Holders of Securities


     As of July 18, 2002



                                                                    Number of
                 Title of Class                                   Record Holders
    Common Shares, $0.001 par value                                   60
    Series M Preferred Shares, par value $0.001 per share              0
    Series W Preferred Shares, par value $0.001 per share              0
    Series R Preferred Shares, par value $0.001 per share              0
    Series F Preferred Shares, par value $0.001 per share              0


Item 29:  Indemnification

         Section 8.2 of Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust provides as follows:

                  Section 8.2 Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

         Section 1.2(g) of Article I of the Registrant's Amended and Restated Agreement and Declaration of Trust provides as follows:

                  (g) "Covered Person" means a person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise;

         The trustees and officers of the Registrant are covered by one Errors and Omission policy in the aggregate amount of $35,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

         Section 8 of the Form of Underwriting Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30:  Business and Other Connections of Investment Adviser

         The only employment of a substantial nature of AIM's directors and officers is with AIM and its affiliated companies. Reference is also made to the caption "Management of the Fund - Investment Adviser and Subadviser" of the Prospectus which compromises Part A of the Registration Statement, and to the caption "Investment Advisers" of the Statement of Additional Information which compromises Part B of the Registration Statement.

         The only employment of a substantial nature of INVESCO's directors and officers is with INVESCO and its affiliated companies. Reference is also made to the caption "Management of the Fund - Investment Adviser and Subadviser" of the Prospectus which compromises Part A of the Registration Statement, and to the caption "Investment Advisers" of the Statement of Additional Information which compromises Part B of the Registration Statement.

Item 31:  Location of Accounts and Records

         A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046 maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

         INVESCO Institutional (N.A.), Inc., 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, maintains certain advisory material of the subadviser.

         INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc., One Lincoln Centre, Suite 700, 500 LBJ Freeway/LB2, Dallas, TX 75240, maintains certain advisory material of the subadviser.

         A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent, Deutsche Bank Trust Company Americas, 100 Plaza One, Jersey City, New Jersey 07311.

Item 32:  Management Services

         Not applicable.

Item 33:  Undertakings

         1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5.       The Registrant undertakes that:

                  a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                  b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 23rd day of July, 2002.

                               REGISTRANT: AIM SELECT REAL ESTATE INCOME FUND


                                       By:      /s/  ROBERT H. GRAHAM
                                           ----------------------------------
                                             Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                  SIGNATURES                                            TITLE                             DATE
                  ----------                                            -----                             ----

           /s/ ROBERT H. GRAHAM                             Chairman, Trustee & President            July 23, 2002
----------------------------------------------             (Principal Executive Officer)
              (Robert H. Graham)


            /s/ FRANK S. BAYLEY                                        Trustee                       July 23, 2002
----------------------------------------------
               (Frank S. Bayley)


            /s/ BRUCE L. CROCKETT                                      Trustee                       July 23, 2002
----------------------------------------------
               (Bruce L. Crockett)


            /s/ ALBERT R. DOWDEN                                       Trustee                       July 23, 2002
----------------------------------------------
               (Albert R. Dowden)


           /s/ EDWARD K. DUNN, JR.                                     Trustee                       July 23, 2002
----------------------------------------------
              (Edward K. Dunn, Jr.)


             /s/ JACK M. FIELDS                                        Trustee                       July 23, 2002
----------------------------------------------
                (Jack M. Fields)


             /s/ CARL FRISCHLING                                       Trustee                       July 23, 2002
----------------------------------------------
                (Carl Frischling)


           /s/ PREMA MATHAI-DAVIS                                      Trustee                       July 23, 2002
----------------------------------------------
              (Prema Mathai-Davis)


            /s/ LEWIS F. PENNOCK                                       Trustee                       July 23, 2002
----------------------------------------------
               (Lewis F. Pennock)


            /s/ RUTH H. QUIGLEY                                        Trustee                       July 23, 2002
----------------------------------------------
               (Ruth H. Quigley)


            /s/ LOUIS S. SKLAR                                         Trustee                       July 23, 2002
----------------------------------------------
               (Louis S. Sklar)


            /s/ DANA R. SUTTON                               Vice President & Treasurer              July 23, 2002
----------------------------------------------                (Principal Financial and
               (Dana R. Sutton)                                  Accounting Officer)


                                INDEX TO EXHIBITS

         a.2 Amended and Restated Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust of Registrant.

         a.2.d    Form of Share Certificate.

         l        Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP.

         n        Consent of PricewaterhouseCoopers LLP.